CLASS S SHARES

PROSPECTUS DATED DECEMBER 27, 2019

THE SARATOGA ADVANTAGE TRUST

PORTFOLIO	TICKER
James Alpha Global Real Estate Investments Portfolio	JARSX
James Alpha Hedged High Income Portfolio	INCSX
James Alpha Macro Portfolio	GRRSX
James Alpha Managed Risk Domestic Equity Portfolio	JDSEX
James Alpha Managed Risk Emerging Markets Equity Portfolio	JESMX
James Alpha Multi Strategy Alternative Income Portfolio	JASMX
James Alpha Momentum Portfolio	MOMSX

The SARATOGA ADVANTAGE TRUST (the “Trust”) is an open-end management investment company comprised of separate investment portfolios. The James Alpha Global Real Estate Investments Portfolio, James Alpha Hedged High Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, James Alpha Multi Strategy Alternative Income Portfolio and James Alpha Momentum Portfolio are managed by James Alpha Advisors, LLC (“James Alpha” or the “Manager”) and advised by investment advisers. The James Alpha Macro Portfolio is managed and advised by James Alpha. Each of James Alpha Global Real Estate Investments Portfolio, James Alpha Hedged High Income Portfolio, James Alpha Macro Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, and James Alpha Momentum Portfolio is referred to as a “Portfolio” and collectively, the “Portfolios.”

Shares of Class S of the Portfolios are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha.

The Securities and Exchange Commission and the Commodity Futures Trading Commission Have Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolio’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Portfolio documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

TABLE OF CONTENTS

pORTFOLIO sUMMARIES
James Alpha Global Real Estate Investments Portfolio	1
James Alpha Hedged High Income Portfolio	6
James Alpha Macro Portfolio	14
James Alpha Managed Risk Domestic Equity Portfolio	23
James Alpha Managed Risk Emerging Markets Equity Portfolio	28
James Alpha Multi Strategy Alternative Income Portfolio	34
James Alpha Momentum Portfolio	46
principal investment strategies and principal risks of investing in the portfolioS	53
portfolio holdings	99
mANAGEMENT of the portfolios	99
SHAREHOLDER INFORMATION	107
Pricing of Portfolio Shares	107
Purchase of Shares	107
Choosing a Share Class	108
Frequent Purchases and Redemptions of Trust Shares	109
REDEMPTION OF SHARES	109
DIVIDENDS AND DISTRIBUTIONS	111
TAX CONSEQUENCES	112
FINANCIAL HIGHLIGHTS	114
PRIVACY POLICY NOTICE	121

PORTFOLIO SUMMARY: JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Investment Objective: The investment objective of the Portfolio is total return through a combination of current income and capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE
Redemption Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	0.43%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	1.34%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.34)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(2)	1.00%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Portfolio to limit Operating Expenses of Class S shares of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 0.99% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2020 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$102	$391	$702	$1,583

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 172% of the average value of its portfolio.

1

Principal Investment Strategies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in real estate and real estate-related issuers or investments that provide exposure to real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio may invest 100% of its net assets (other than cash and cash equivalents) in REITs, and may also invest in other publicly traded real estate securities that are included in the FTSE EPRA Nareit Developed Real Estate Index (the “Index”). The Index may include securities of any issuer that derived in the previous full fiscal year at least 75% of its total earnings before interest, depreciation and amortization (“EBIDA”) from the ownership, trading and development of income-producing real estate. REITs are typically small, medium or large capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. The Portfolio will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. The Portfolio also seeks to enhance current income by writing (selling) covered call options with a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio in connection with its strategy.

Quantitative Screening Process: The Sub-Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 100 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors.

Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 100 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, external growth potential, corporate governance, quality and location of assets, lease terms, tenant credit quality, debt structure and financial flexibility. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Sub-Adviser.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio concentrates its investments in REITs and publicly traded real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio that does not make such investments. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

2

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

Medium and Small Capitalization Company Risk. Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Sub-Adviser believes is representative of its full value or that it may even go down in price.

Management Risk. The Sub-Adviser’s securities selections and other investment decisions might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Sub-Adviser’s ability to manage the Portfolio in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell. Certain options may be traded in the “over-the-counter” market, which are options negotiated with dealers; there is no secondary market for OTC options.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

3

Performance. For the periods prior to August 1, 2011, the Portfolio operated as a separate fund called the Global Real Estate Investments Fund (the “Predecessor Portfolio”), which was advised by Ascent Investment Advisors, LLC. The investment policy of the Portfolio is substantially similar to that of the Predecessor Portfolio. Performance information prior to the inception of Class S shares on August 17, 2017 reflects the performance of Class A shares of the Portfolio (which are not offered in this prospectus), and the performance information prior to the inception of Class A shares of the Portfolio on August 1, 2011 reflects the performance of the Class A shares of the Predecessor Portfolio. Class S shares of the Portfolio would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class A shares of the Portfolio (and the Predecessor Portfolio). The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Class S shares (and, prior to the inception of Class S shares, Class A shares) from year-to-year and by showing how the average annual returns for the past 1 year, 5 years and since inception of the Portfolio’s Class S (and, prior to the inception of Class S shares, Class A shares) compare with those of the FTSE EPRA Nareit Developed Real Estate Index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The past performance of the Portfolio (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS S ANNUAL TOTAL RETURNS – CALENDAR YEARS

Class S Shares Year-to-Date Performance (as of September 30, 2019): 25.93%

Best Quarter:	Q3 2010	16.53%
Worst Quarter:	Q3 2011	-20.19%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2018)

James Alpha Global Real Estate Investments Portfolio Class S Shares	1 Year	5 Years	Life of Portfolio (since inception of Predecessor Fund on October 26, 2009)
Return Before Taxes(1)	-7.65%	5.39%	8.55%
Return After Taxes on Distributions(1)	-10.98%	1.05%	4.35%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	-4.20%	2.25%	4.90%
FTSE EPRA Nareit Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)	-4.74%	5.26%	7.85%
(1)	The performance figures shown above reflect the performance of Class A shares of the Predecessor Portfolio (for periods prior to August 1, 2011) and the Portfolio (for the periods beginning August 1, 2011) and Class S shares of the Portfolio (for the periods beginning August 17, 2017) at net asset value. The performance shown for periods prior to the inception of Class S shares on August 17, 2017 has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

4

Manager and Sub-Adviser. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). Ranger Global Real Estate Advisors, LLC serves as the Portfolio’s sub-adviser (“Ranger” or the “Sub-Adviser”).

Portfolio Manager. The following individual serves as the Portfolio’s portfolio manager:

Portfolio Manager	Primary Title
Andrew J. Duffy, CFA	President and Chief Investment Officer of Ranger since June 2016; President of Ascent Investment Advisors, LLC (“Ascent”) from February 2009 to May 2016 and Portfolio Manager of Ascent from February 2009 to November 2016; Portfolio Manager since inception of the Portfolio in August 2011 (Mr. Duffy previously served as portfolio manager of the Predecessor Fund since its inception in October 2009).

Purchase and Sale of Portfolio Shares. Shares of Class S of the Portfolio are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

PORTFOLIO SUMMARY: JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Investment Objectives: The primary investment objective of the Portfolio is to seek to provide high current income. The Portfolio’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE
Redemption Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	0.79%
Interest/Dividend Expenses	0.29%
Acquired Fund Fees and Expenses(1)	0.24%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	3.02%
Fee Waiver and/or Expense Reduction/Reimbursement	(1.10)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(2)	1.92%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Portfolio to limit Operating Expenses of Class S shares of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 1.39% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2020 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$195	$830	$1,490	$3,259

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 195% of the average value of its portfolio.

6

Principal Investment Strategies. The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only, short-only and hedging strategies.

Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality. The Portfolio may invest in securities of any grade, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities including those bonds rated lower than “BBB” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.). These include, among others, corporate bonds and bank loans, asset-backed securities and mortgage-backed securities, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, closed-end funds and derivative instruments, including options; financial futures; swaps, including credit default swaps; options on futures and swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

The Portfolio seeks to achieve its investment objectives by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. Not all of the sub-advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. The Manager also has discretion to manage directly all or a portion of such investment strategies. The principal investment strategies that may be employed by the Portfolio include the following:

  Senior Loan Floating Rate Strategy. The senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds.
  Short Duration High Yield Strategy. The short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility. The portfolio managers seek to identify short-maturity high yield bonds in smaller, less-followed companies, hedged primarily with an exchange-traded fund (“ETF”) that tracks the Russell 2000® Index, which has exhibited a strong correlation to high yield credit spreads, to attempt to further dampen volatility during market corrections. The strategy is diversified across 35–45 high yield bonds. The short position will range between 10% to 30% of the nominal value of the strategy during periods of normal market conditions and may increase to 50 % during periods of high volatility.
  Relative Value Long/Short Debt Strategy. The relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. The strategy is primarily focused within the corporate credit, securitized credit, and agency and non-agency mortgage-backed securities sectors. It invests in both investment and non-investment grade bonds. Proprietary research tools include credit spread analysis, which is based on, among other things, a proprietary credit default methodology, mortgage prepayment forecasting and credit option-adjusted spread analysis.
  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. The strategy is primarily focused on investments in U.S. and European fixed income securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

One or more of the above strategies may be achieved through investments in ETFs and other exchange-traded products, and other registered investment companies instead of direct investments.

The Manager’s investment process is based on a consultative four step approach:

1)	Asset Allocation – Defining objectives and constraints, determining asset classes and determining strategic weightings based on objectives and constraints;
2)	Manager Research – Sourcing and vetting investment managers;
3)	Risk Management – Identifying, characterizing and assessing portfolio risks, and suggesting ways to reduce risk; and
4)	Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus, but which are described in the Statement of Additional Information. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

7

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and subject to greater risk The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Income Generation Risk. If the Portfolio fails to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described above, then such failure in turn could negatively impact the Portfolio’s ability to meet its stated investment objectives.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Risk of Investing in Other Investment Companies. To the extent the Portfolio invests in other investment companies, such as ETFs and closed-end funds, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, mortgage-backed and asset-backed securities may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Portfolio may exhibit additional volatility. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed and asset-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities resulting in higher transaction costs, a lower return and increased tax liability.

8

Liquidity Risk. The Portfolio may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time. Because Rule 144A securities are subject to certain restrictions on secondary market trading, they may be less liquid than registered, publicly traded securities. Therefore, Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Portfolio to sell these securities.

Bank Loans Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Portfolio’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller” or “seller of protection”) receives pre-determined periodic payments from the other party (the “buyer” or “buyer of protection”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened credit and counterparty risks. The Portfolio will not act as a seller of protection.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Short Sales Risk. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding a long position in the same security. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Portfolio.

9

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager and/or a Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Counterparty Risk. Certain derivative and “over-the-counter” (“OTC”) instruments in which the Portfolio may invest, such as OTC swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options, futures, swaps and forward foreign currency contracts. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and

10

principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject.

Special Risks of Swaps. Swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

11

Performance. For the periods prior to July 18, 2016, the Portfolio operated as a separate fund called the ALPs/Westport Resources Hedged High Income Fund (the “Predecessor Portfolio”) which was advised by ALPs Advisors Inc. and Westport Resources Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Portfolio. Performance information prior to the inception of Class S shares on August 17, 2017 reflects the performance of Class A shares of the Portfolio (which are not offered in this prospectus), and the performance information prior to the inception of Class A shares of the Portfolio on July 18, 2016 reflects the performance of the Class A shares of the Predecessor Portfolio. Class S shares of the Portfolio would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class A shares of the Portfolio (and the Predecessor Portfolio).

The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Class S shares (and, prior to the inception of Class S shares, Class A shares) from year-to-year and by showing how the average annual returns for the past 1 year and 5 years/since inception of the Portfolio’s Class S shares (and, prior to the inception of Class S shares, Class A shares) compare with those of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The past performance of the Portfolio (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saraqtogacap.com.

CLASS S ANNUAL TOTAL RETURNS – CALENDAR YEARS

Class S Shares Year-To-Date (as of September 30, 2019): 4.92%

Best Quarter:	Q3 2016	4.84%
Worst Quarter:	Q4 2015	-1.96%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2018)

James Alpha Hedged High Income Portfolio Class S Shares(1)	1 Year	5 Years/Life of Portfolio Since Inception of Predecessor Portfolio on December 31, 2013
Return Before Taxes	-0.69%	2.95%
Return After Taxes on Distributions	-2.46%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares	-0.37%	1.40%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%
(1)	The performance figures shown above reflect the performance of Class A shares of the Predecessor Portfolio (for periods prior to July 18, 2016) and the Portfolio (for periods beginning July 18, 2016) and Class S shares of the Portfolio (for the periods beginning August 17, 2017) at net asset value. The performance shown for periods prior to the inception of Class S shares on August 17, 2017 has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

12

Manager and Sub-Advisers. James Alpha Advisors, LLC is the Portfolio’s manager. Concise Capital Management, LP (“Concise”), Amundi Pioneer Institutional Asset Management, Inc. (“Amundi Pioneer”) and Coherence Capital Partners LLC (“Coherence”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”). The Manager monitors the performance of the Sub-Advisers.

Portfolio Managers. The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2016.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Akos Beleznay, PhD	Chief Investment Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Glenn Koach	President of Concise, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Tom Krasner	Principal and Portfolio Manager of Concise, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Jon Duensing	Director of Investment Grade Corporates at Amundi Pioneer, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Sal Naro	Founder, Chief Executive Officer, Chief Investment Officer and Managing Member of Coherence, and has managed the Portfolio since September 2017.
Vincent Mistretta	President and Co-Senior Portfolio Manager, Chairman of Offshore Board of Coherence, and has managed the Portfolio since September 2017.
Michael Cannon	Senior Portfolio Manager of Coherence, and has been managing the Portfolio since September 2017.

Purchase and Sale of Portfolio Shares. Shares of Class S of the Portfolio are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

PORTFOLIO SUMMARY: JAMES ALPHA MACRO PORTFOLIO

Investment Objective: The investment objective of the Portfolio is to seek to achieve attractive long-term risk-adjusted returns relative to traditional financial market indices.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE
Redemption Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and Subsidiary	1.10%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses
Other Fund Expenses	1.28%
Interest Expense	0.03%
Expenses of the Subsidiary	0.00%
Acquired Fund Fees and Expenses(1)	0.42%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	2.83%
Fee Waiver and/or Expense Reduction/Reimbursement	(1.44)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(2)	1.39%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies (except the Portfolio’s wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”)). These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Portfolio to limit Operating Expenses of Class S shares of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 0.94% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2020 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$142	$741	$1,366	$3,053

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 133% of the average value of its portfolio.

14

Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of macro investment strategies. Macro based strategies aim to exploit macro-economic imbalances across the globe. Macro based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Portfolio will seek to outperform the returns of various macro based investment strategies, such as, among others, systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy.

  Systematic diversified strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Systematic diversified strategies typically employ a quantitative process using mathematical, algorithmic or technical models with little or no influence of individuals responsible for decisions the portfolio positions that track this strategy.
  Discretionary thematic strategies employ a top down analysis of macroeconomic variables. This strategy relies on individuals to evaluate market data, relationships and influences. Discretionary thematic strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Discretionary thematic strategies typically contain contrarian or volatility focused components.
  Active trading strategies use active trading methods, typically with high frequency position turnover or leverage. Active trading strategies emphasize rapid market response to new information and high volume turnover in liquid, but volatile, positions.
  Commodity strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across commodity asset classes, and frequently may also include exposure to commodity sensitive equities. Commodity strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Commodity strategies are often implemented using derivatives.
  Currency strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across various currencies, and frequently include exposure to sovereign bonds. Currency strategies seek exposure to currencies in developed and emerging markets and may include equity, fixed income and currency investments.
  Multi-strategy strategies focus on the fundamental relationship across geographic areas within and among various asset classes. Multi-strategy strategies employ systematic, quantitative evaluation of macroeconomic variables and employ some combination of systematic diversified, discretionary thematic, active trading, commodity and currency strategies.

The Portfolio expects to gain exposure to these investment strategies and asset classes primarily through exchange-traded products, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds. The Portfolio will also make significant use of swaps and other derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies, as well as to generate leverage or hedge the Portfolio’s exposure to an asset class, individual investment or group of investments. Other derivative instruments that may be utilized by the Portfolio include options, futures, options on futures and forward contracts. The Portfolio may also invest directly in equities, fixed income securities and currencies.

The Portfolio’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Portfolio’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Portfolio may seek exposure to fixed income instruments that are rated either investment grade or below investment grade (i.e., junk bonds). There are no maturity limitations on the securities held by the Portfolio. The Portfolio may establish both long and short positions in equity, fixed income and derivative instruments. The types of swaps in which the Portfolio may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Portfolio may also invest in swaps having payments linked to the returns of indices, individual securities or pooled investment vehicles, including limited partnerships, limited liability companies, offshore corporations and commodity pools (collectively, “Underlying Pools”). There is no limit on the Portfolio’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets. The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries. Such countries may change over time.

In constructing the Portfolio’s investments, the Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire universe of private funds that utilize macro strategies. The private funds returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions.

15

Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio. The investment policies of the Subsidiary are the same as the investment policies of the commodity strategies sleeve of the Portfolio. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to the commodity strategies sleeve of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable. The Portfolio will always own 100% of the Subsidiary’s interests.

The derivatives held by the Portfolio will fluctuate from time to time but collectively could represent economic exposure as high as or higher than 50% of the total assets of the Portfolio. Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under Securities and Exchange Commission (“SEC”) rules and to collateralize swap exposure. The Portfolio may also invest in ETFs, ETNs or mutual funds that invest in swaps and other derivatives to a significant degree but will not be required to segregate Portfolio assets in connection with these investments.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Quantitative Strategy Risk. The Portfolio will use quantitative mathematical models that rely on patterns inferred from historical prices, performance returns and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Portfolio. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Manager recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Portfolio, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Portfolio.

Investments selected using these models may perform differently than expected and technical issues in the construction and implementation of the models may occur. The data utilized by the Manager’s models will be based on only those private funds to which the Manager has access, which is a subset of the entire private fund universe and which may change over time. If the data utilized by the Manager proves to be incorrect, the Portfolio may suffer losses.

Risk of Investing in Mutual Funds. The Portfolio will invest in mutual funds, and the Portfolio’s shareholders will therefore incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees.

Management Risk. The investment techniques, models and risk analysis used by the Manager may not produce the desired results. In particular, the Manager’s portfolio models and techniques may be unsuccessful in accurately predicting the drivers of the returns of the private funds it seeks to track. The Manager may also be unsuccessful in identifying liquid investments whose performance drivers produce a high correlation to private fund returns. In either case, the Portfolio would not generate the results desired by the Manager and may not achieve its investment objective.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities resulting in higher transaction costs, a lower return and increased tax liability.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may

16

also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).

The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps Swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Underlying Pools Risk. Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio as an investor in swaps whose returns are based on the returns of Underlying Pools. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager, which may be reflected in the return earned by the Portfolio on swaps based on Underlying Pools. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses and, therefore, that the Portfolio’s investments based on these Underlying Pools will not lose money. The Underlying Pools on which a portion of the Portfolio’s returns will be based are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

Tax Risk. As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). The IRS recently issued final regulations that would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion (the “Subpart F Distribution Rule”) or (B) such inclusion is derived with respect to the Portfolio’s business of investing in stock, securities, or currencies. The Portfolio intends to treat the income it derives from the Subsidiary as qualifying income. If the Portfolio’s income and gains from the Portfolio’s investment in the Subsidiary is viewed as nonqualifying income, the Portfolio might not qualify as a regulated investment company for one or more years. In this event, the Portfolio’s Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation. For more information, please see the “Certain Tax Considerations” section in the Portfolio’s Statement of Additional Information.

17

Counterparty Risk. Certain derivative and “over-the-counter” (“OTC”) instruments in which the Portfolio may invest, such as OTC swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Hedging Risk. Attempting to outperform the investment strategies of private funds that are hedged or otherwise seek reduced market exposure through short positions or other hedging techniques may produce an investment portfolio with reduced exposure to market risk. As a result, the Portfolio will likely underperform the broader equity markets during market rallies. In addition, the hedging strategies of the private funds whose returns are tracked by the Manager may not be successful in reducing market risk and, in turn, the Portfolio may not provide protection from losses during market downturns.

18

Commodities Risk. Exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Portfolio and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio indirectly through the Subsidiary to leveraged market exposure for commodities.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, mortgage-backed and asset-backed securities may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Portfolio may exhibit additional volatility. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed and asset-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. The Portfolio may invest in equity securities without regard to market capitalization.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

19

Liquidity Risk. The Portfolio may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time. Because Rule 144A securities are subject to certain restrictions on secondary market trading, they may be less liquid than registered, publicly traded securities. Therefore, Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Portfolio to sell these securities.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Exchange-Traded Notes (“ETN”) Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Short Sales Risk. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding a long position in the same security. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Portfolio.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Subsidiary Risk. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The principal investments in which the Subsidiary may invest are derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio, as the sole investor in the Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Subsidiary and the Portfolio and its shareholders. There is no guarantee that the investment objectives of the Subsidiary will be achieved.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

20

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 and 5 years and since inception of the Portfolio compare with those of the Bloomberg Barclays Global Aggregate Total Return Index (Value Unhedged USD) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index. Performance information prior to the inception of Class S shares on August 17, 2017 reflects the performance of Class I shares of the Portfolio (which are not offered in this prospectus).Class S shares of the Portfolio would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares of the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS S ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class S Shares Year-to-Date (as of September 30, 2019): 9.72%

Best Quarter:	Q1 2015	3.04%
Worst Quarter:	Q2 2015	-3.33%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2018)

James Alpha Macro Portfolio Class S Shares	1 Year	5 Years	Life of Portfolio*
Return Before Taxes	-3.56%	-1.69%	-0.67%
Return After Taxes on Distributions	-3.56%	-1.88%	-0.95%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	-2.10%	-1.35%	-0.60%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.22%
Bloomberg Barclays Global-Aggregate Total Return Index (Value Unhedged USD) (reflects no deduction for fees, expenses or taxes)	1.87%	0.63%	0.43%
*	The Portfolio’s Class I shares commenced operations on February 1, 2011.
(1)	The performance figures shown above reflect the performance of Class S shares of the Portfolio (and, prior to the inception of Class S shares on August 17, 2017, Class I shares) at net asset value. The performance shown for periods prior to the inception of Class S shares on August 17, 2017 has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

21

Manager. James Alpha Advisors, LLC (the “Manager”) serves as the Manager of the Portfolio pursuant to an investment advisory agreement (“Advisory Agreement”).

Portfolio Managers. The following individuals serve as the Portfolio’s Portfolio Managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has co-managed the Portfolio since August 2016.
James S. Vitalie	Chief Executive Officer of the Manager, and has co-managed the Portfolio since August 2016.
Michael J. Montague	Chief Operating Officer of the Manager, and has co-managed the Portfolio since August 2016.
Akos Beleznay, PhD	Chief Investment Officer of the Manager, and has co-managed the Portfolio since August 2016.

Purchase and Sale of Portfolio Shares. Shares of Class S of the Portfolio are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22

PORTFOLIO SUMMARY: JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Investment Objective: The primary investment objective of the Portfolio is capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE
Redemption Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses
Interest Payments and Fees on Borrowed Funds	0.03%
Other Operating Expenses	0.71%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	2.03%
Fee Waiver and/or Expense Reduction/Reimbursement	(0.57)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(2)	1.46%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Portfolio to limit Operating Expenses of Class S shares of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and expenses) for Class S shares do not exceed 1.34% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2020 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$149	$582	$1,041	$2,313

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 245% of the average value of its portfolio.

23

Principal Investment Strategies. Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage. The Portfolio may use swaps to gain exposure to one or more asset classes, individual investments or investment strategies, as well as to generate leverage or hedge the Portfolio’s exposure to an asset class, individual investment or group of investments. The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds, and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with two different strategies – a low volatility strategy and a high volatility strategy. The low volatility strategy, referred to as a “calendar spread” will seek to protect the Portfolio from significant market downturns (e.g., a drop of 12% or more in the value of the S&P 500® Index) by buying significantly out of the money put options and offsetting the cost of these put options by selling (writing) put options with a shorter maturity and with an exercise (strike) price that is higher than the purchased put options. Out of the money put options are options with a strike price that is lower than the market price of the underlying asset. When market volatility is low and options are less expensive, the Portfolio will seek to own more put options long than it sells (writes) short to provide greater protection during a significant market downturn.

The high volatility strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the S&P 500® Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers or investments that provide exposure to equity securities of U.S. issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500 Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. The Portfolio may invest in equity securities without regard to market capitalization.

24

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or Sub-Adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Swaps. Swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

25

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s net asset value (“NAV”) and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Management Risk. The investment techniques and risk analysis used by the Portfolio’s portfolio managers (the “Portfolio Managers”) may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Portfolio’s Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 year and since inception of the Portfolio compare with those of the S&P 500 Index and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Portfolio. Performance information prior to the inception of Class S shares on August 17, 2017 reflects the performance of Class I shares of the Portfolio (which are not offered in this prospectus). Class S shares of the Portfolio would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares of the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS S ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class S Shares Year-To-Date (as of September 30, 2019): 10.88%

Best Quarter:	Q2 2018	2.38%
Worst Quarter:	Q4 2018	-3.10%

26

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2018)

James Alpha Managed Risk Domestic Equity Portfolio Class S Shares	1 Year	Life of Portfolio*
Return Before Taxes	2.30%	2.77%
Return After Taxes on Distributions	-0.98%	1.48%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	2.08%	1.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	7.47%
Morningstar US Fund Long-Short Equity	-6.72%	0.43%
*	The Portfolio commenced operations on July 31, 2015.
(1)	The performance figures shown above reflect the performance of Class S shares of the Portfolio (and, prior to the inception of Class S shares on August 17, 2017, Class I shares) at net asset value. The performance shown for periods prior to the inception of Class S shares on August 17, 2017 has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Manager and Sub-Adviser. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). EAB Investment Group, LLC serves as the Portfolio’s sub-adviser (“EAB” or the “Sub-Adviser”). The Manager monitors the performance of EAB.

Portfolio Managers. The following individuals serve as the Portfolio’s Portfolio Managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2015.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Akos Beleznay, PhD	Chief Investment Officer of the Manager, and has managed the Portfolio since 2018.
Edward Boll	Chief Executive Officer and Director of Portfolio Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
William Visconto	President and Director of Risk Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
James Ryan	Director of Strategy Development of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.

Purchase and Sale of Portfolio Shares. Shares of Class S of the Portfolio are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha.  Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

PORTFOLIO SUMMARY: JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: The primary investment objective of the Portfolio is capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE
Redemption Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)
Interest Payments and Fees on Borrowed Funds	0.14%
Other Operating Expenses	1.44%
Acquired Fund Fees and Expenses(1)	0.49%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	3.27%
Fee Waiver and/or Expense Reduction/Reimbursement	(1.30)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(2)	1.97%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Portfolio to limit Operating Expenses of Class S shares of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 1.34% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2020 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$200	$886	$1,595	$3,479

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 694% of the average value of its portfolio.

28

Principal Investment Strategies. Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The MSCI Emerging Markets Index measures the performance of securities across 23 emerging market countries (i.e., countries that are in the early stages of their industrial cycle). The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with a conventional put spread strategy. The strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the MSCI Emerging Markets Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of emerging market issuers or investments that provide exposure to equity securities of emerging market issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

29

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. The Portfolio may invest in equity securities without regard to market capitalization.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or Sub-Adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

30

Special Risks of Swaps. Swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s net asset value (“NAV”) and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Management Risk. The investment techniques and risk analysis used by the Portfolio’s portfolio managers (the “Portfolio Managers”) may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Portfolio’s Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

31

Performance. Performance information prior to the inception of Class S shares on August 17, 2017 reflects the performance of Class I shares of the Portfolio (which are not offered in this prospectus). Class S shares of the Portfolio would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares of the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS S ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class S Shares Year-To-Date (as of September 30, 2019): 1.68%

Best Quarter:	Q3 2016	4.56%
Worst Quarter:	Q4 2016	-2.21%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2018)

Managed Risk Emerging Markets Equity Portfolio Class S Shares	1 Year	Life of Portfolio*
Return Before Taxes	-3.05%	1.03%
Return After Taxes on Distributions	-6.27%	-0.95%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	-0.26%	0.28%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)	-14.57%	4.38%
Morningstar US Fund Diversified Emerging Markets	-16.14%	2.62%
*	The Portfolio commenced operations on July 31, 2015.
(1)	The performance figures shown above reflect the performance of Class S shares of the Portfolio (and, prior to the inception of Class S shares on August 17, 2017, Class I shares) at net asset value. The performance shown for periods prior to the inception of Class S shares on August 17, 2017 has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

32

Manager and Sub-Adviser. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). EAB Investment Group, LLC serves as the Portfolio’s sub-adviser (“EAB” or the “Sub-Adviser”). The Manager monitors the performance of EAB.

Portfolio Managers. The following individuals serve as the Portfolio’s Portfolio Managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2015.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Akos Beleznay, PhD	Chief Investment Officer of the Manager, and has managed the Portfolio since 2018.
Edward Boll	Chief Executive Officer and Director of Portfolio Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
William Visconto	President and Director of Risk Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
James Ryan	Director of Strategy Development of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.

Purchase and Sale of Portfolio Shares. Shares of Class S of the Portfolio are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha.  Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33

PORTFOLIO SUMMARY: JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Investment Objectives: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE
Redemption Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.00%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses	1.47%
Interest Expense	0.98%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	4.60%
Fee Waiver and/or Expense Reduction/Reimbursement	(1.98)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(2)	2.62%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Portfolio to limit Operating Expenses of Class S shares of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 1.49% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2020 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$265	$1,211	$2,164	$4,581

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 414% of the average value of its portfolio.

34

Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies.

By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

The principal investment strategies that will be employed by the Portfolio include the following:

  Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps that provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.
  Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies.

  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities.

  Real Estate-Related Strategies. The Portfolio’s real estate-related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small, medium or large capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.
  Master Limited Partnership (“MLP”) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (“ETNs”) and exchange-traded funds (“ETFs”) that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution. Both ETNs and ETFs seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, ETNs trade on a public exchange.

  The Portfolio will primarily invest in MLPs, or MLP-related ETNs and ETFs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and MLP-related ETNs and ETFs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

35

  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities).

  These include, among others, corporate bonds, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

  The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

  Structured Credit Value Strategy. The Portfolio’s structured credit value strategy is to invest in structured credit securities, and in other investments that have characteristics similar to such securities. Initially, the Portfolio will achieve this exposure by investing a portion of its assets in the James Alpha Structured Credit Value Portfolio, an affiliated Portfolio (the “Underlying Portfolio”). In the future, the Portfolio may invest directly in these underlying assets. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS. The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Portfolio may invest without limit in securitizations backed by loans, and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans. The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases. This strategy seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index with lower volatility than that index.

  The value style investing approach seeks to invest in securities providing undervalued cash flows within markets the Underlying Portfolio’s sub-adviser deems inefficient. When investing Underlying Portfolio assets in all types of securities, the Underlying Portfolio’s sub-adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Underlying Portfolio’s sub-adviser employs a comprehensive risk management process tailored to the securities held in the Underlying Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities. The Underlying Portfolio’s sub-adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Underlying Portfolio’s sub-adviser considers selling securities when such securities have reached their price/valuation targets. The Underlying Portfolio may also consider selling securities when the Underlying Portfolio’s sub-adviser believes securities have become overvalued and replacing them with securities the Underlying Portfolio’s sub-adviser believes to be undervalued to seek to offer the Underlying Portfolio better relative value and performance expectations. The Underling Portfolio’s sub-adviser may also sell and replace securities as necessary to rebalance and align the Underlying Portfolio with its overall risk parameter targets.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

36

Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged ETFs that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus, but which are described in the Statement of Additional Information.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, such as real estate or energy, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Short Sales Risk. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Portfolio to be volatile.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices. Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies.

37

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio invests in REITs and publicly traded real estate and real estate-related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a portfolio that does not make such investments. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. To the extent the Portfolio receives REIT distributions that represent mortgage interest or rent, the Portfolio’s distributions may be taxable as ordinary income to investors of the Portfolio. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

38

Merger Arbitrage Risk. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Portfolio’s performance.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.
•	Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.
•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.
•	Global political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.
•	Market disruptions arising out of geopolitical events could also prevent the Portfolio from executing advantageous investment decisions in a timely manner.
•	Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect.

To the extent new regulations permit the Portfolio to invest in new or different types of MLPs, the Portfolio may be subject to risks that are different from or in addition to the above described industry-specific risks.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

39

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Underlying Portfolio’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Mortgage-Backed and Asset-Backed Securities Risk. MBS and ABS have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, MBS and ABS may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Underlying Portfolio, and thus the Portfolio, to a lower rate of return upon reinvestment of principal. Investments in MBS and ABS are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Underlying Portfolio’s yield, increase the volatility of the Underlying Portfolio and/or cause a decline in NAV.

MBS and ABS are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Portfolio may exhibit additional volatility. In addition, the Underlying Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain MBS and ABS may be more volatile and less liquid than other traditional types of debt securities. Certain ABS do not have the benefit of the same security interest in the related collateral as do MBS. Additionally, the value of ABS are subject to risks associated with the servicers’ performance. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Small balance CMBS may have fewer financial resources and less available public information than other types of MBS. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of an MBS and could result in losses to the Underlying Portfolio, and thus the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

MLP Risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

40

Sub-Prime and Alt-A Mortgage Risk. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting process. The loan collateral backing some MBS may be considered “subprime” or “Alt-A” at the time of loan origination based on the lower credit quality or other risk factors of the borrower, making it more likely to default than loans considered “prime.” The overall credit risk of MBS is a function of a number of factors, primarily the seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral. Therefore, all else equal with respect to seniority and credit enhancement, MBS backed by subprime or Alt-A collateral pose more credit risk to the Underlying Portfolio, and thus the Portfolio, than those backed by prime loan collateral. In addition, the Underlying Portfolio may experience difficulty in the management and reinvestment of its investments subprime or Alt-A mortgage loans due to fluctuating interest rates and market volatility and the Underlying Portfolio, and thus the Portfolio, may incur losses on such investments.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager and/or a Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

41

Micro Cap Companies Risk. The Portfolio may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Basis Risk. Basis risk refers to, among other things, the lack of the desired or expected correlation between a hedging instrument or strategy and the underlying assets being hedged. This results in reduced effectiveness of the hedging instrument or strategy, which adversely effects the Underlying Portfolio, and thus the Portfolio, in terms of increased hedging costs or reduced risk mitigation.

Exchange-Traded Notes (“ETN”) Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or Sub-adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

42

CLO, CBO, and CDO Risk. A CLO is a trust typically collateralized by a pool of loans. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CDO is a trust backed by other types of assets representing obligations of various parties. For CLOs, CBOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches. Each tranche has an inverse risk-return relationship and varies in risk and yield. The investment grade tranches have first priority on the cash flows of the underlying loan pool, but at lower rates of return than the subordinated or below investment grade tranches, whose collateral bears the first losses of the pool but have higher rates of return. The “equity” tranche, for example, bears the initial risk of loss resulting from defaults and offers some protection from defaults to the other more senior tranches from default in all but the most severe circumstances. Despite the protection from the equity tranche, more senior tranches of CLOs, CBOs and other CDOs are still exposed to substantial credit risk. CLOs, CBOs and other CDOs are generally unregistered private placements governed by Rule 144A, and thus, have additional liquidity risk. CLOs, CBOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to CLO, CBO or other CDO managers; (iv) the risk associated with the Underlying Portfolio investing in CLOs, CBOs or other CDOs that are subordinate to other classes; and (v) the complexity of the structure of the security may produce disputes with the issuer or unexpected investment results. To the extent that the Underlying Portfolio, and thus the Portfolio, invests in other types of derivatives issued in tranches, some or all of these risks may apply.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Certain swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (“IO”) and Principal Only (“PO”). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

TBA Securities Risk. The Underlying Portfolio may buy or sell TBA securities, particularly in the case of agency MBS, for which there is an extremely active, liquid market. TBA are forward-settling trades where the underlying pools of mortgage loans are not known at the time of the original transaction but that meet specified terms and are announced just before settlement based on a “cheapest-to-deliver” algorithm. These transactions are essentially futures transactions, involve when-issued securities, and can be short sales. Therefore, they involve all the risks associated with those instruments and transactions, described herein.

Counterparty Risk. Certain derivative and “over-the-counter” (“OTC”) instruments in which the Portfolio may invest, such as OTC swaps and options, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Manager and Sub-Advisers attempt to mitigate this risk by not entering into transactions with any counterparty that the Manager or Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

43

Special Risks of Inverse Floaters. Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of over-the-counter derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Underlying Portfolio, and thus the Portfolio. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Underlying Portfolio, and thus the Portfolio. Inverse floaters can increase the Underlying Portfolio’s, and thus the Portfolio’s, risk exposure to underlying references and their attendant risks, such as credit risk, market risk, currency/exchange rate risk and interest rate risk, while also exposing the Underlying Portfolio, and thus the Portfolio, to counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 year and since inception of the Portfolio compare with those of the Russell 2000 Total Return Index. Performance information prior to the inception of Class S shares on August 17, 2017 reflects the performance of Class I shares of the Portfolio (which are not offered in this prospectus). Class S shares of the Portfolio would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares of the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS S ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class S Shares Year-to-Date (as of September 30, 2019): 10.61%

Best Quarter:	Q2 2018	6.12%
Worst Quarter:	Q4 2018	-11.21%

AVERAGE ANNUAL TOTAL RETURNS

(For The PeriodS Ended December 31, 2018)

James Alpha Multi Strategy Alternative Income Portfolio Class S Shares	1 Year	Life of Portfolio*
Return Before Taxes	-2.98%	-0.92%
Return After Taxes on Distributions	-4.43%	-1.94%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	-1.46%	-0.95%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.01%	5.96%
*	The Portfolio commenced operations on September 29, 2014.
(1)	The performance figures shown above reflect the performance of Class S shares of the Portfolio (and, prior to the inception of Class S shares on August 17, 2017, Class I shares) at net asset value. The performance shown for periods prior to the inception of Class S shares on August 17, 2017 has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

44

Manager and Sub-Advisers. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). Ranger Global Real Estate Advisors, LLC (“Ranger”), Bullseye Asset Management LLC (“Bullseye”), Kellner Private Fund Management, LP (“Kellner”), and Coherence Capital Partners LLC (“Coherence”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”). The Manager monitors the performance of the Sub-Advisers.

Portfolio Managers. The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2016.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Akos Beleznay, PhD	Chief Investment Officer of the Manager, and has managed the Portfolio since June 2018.
Andrew J. Duffy	President and Chief Investment Officer of Ranger since June 2016; President of Ascent Investment Advisors, LLC from February 2009 to May 2016 and Portfolio Manager of Ascent Investment Advisors, LLC from February 2009 to November 2016. Mr. Duffy has managed the Real Estate-Related Strategies portion of the Portfolio since its inception in 2014.
William H. Bales	Portfolio Manager and Member at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Jakob V. Holm, CFA	Portfolio Manager, member and Chief Compliance Officer at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Christopher Pultz	Portfolio Manager, merger Arbitrage and a member of Kellner’s management and multi-strategy fund investment committees and has managed the Merger Arbitrage Strategies portion of the Portfolio since May 2015.
George Kellner, CFA	Chief Executive Officer and Chief Investment Officer at Kellner and a member of the firm’s multi-strategy fund investment committee. Mr. Kellner has managed the Merger Arbitrage Strategies portion of the Portfolio since May 2015.
Sal Naro	Founder, Chief Executive Officer, Chief Investment Officer and Managing Member of Coherence, and has managed the Portfolio since November 2017.
Vincent Mistretta	President and Co-Senior Portfolio Manager, Chairman of Offshore Board of Coherence, and has managed the Portfolio since November 2017.
Michael Cannon	Senior Portfolio Manager of Coherence, and has been managing the Portfolio since November 2017.

Purchase and Sale of Portfolio Shares. Shares of Class S of the Portfolio are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

45

PORTFOLIO SUMMARY: JAMES ALPHA MOMENTUM PORTFOLIO

Investment Objective: The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)	Class S
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE
Redemption Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)	0.41%
Acquired Fund Fees and Expenses(2)	0.22%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	1.62%
Fee Waiver and/or Expense Reduction/Reimbursement	(0.36)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(3)	1.26%
(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements, when available, because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(3)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all or a portion of its advisory fees and/or pay expenses of the Portfolio to limit the Operating Expenses of Class S shares of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, and Acquired Fund Fees and Expenses) for Class S shares do not exceed 1.04% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2021 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place through December 31, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$129	$399	$771	$1,817

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 330% of the average value of its portfolio.

46

Principal Investment Strategies. This Portfolio is a “fund of funds.” Under normal market conditions, the Portfolio invests in exchange-traded funds (“ETFs”) and/or money market funds. The underlying ETFs generally invest in fixed income securities, equity securities, convertible securities, real estate investment trusts (“REITs”) and commodities. REITs may offer investors greater liquidity and diversification than direct ownership of properties.

The Sub-Adviser allocates the Portfolio’s assets among its investment categories based on a “risk-on”/”risk-off” proprietary screening model. “Risk-on” is defined as asset classes that the Portfolio will invest in, such as ETFs that hold equity securities, REITs and commodities. “Risk-off” investments generally include U.S. Treasury ETFs and cash or cash equivalents, and are considered by the Sub-Adviser to present the least amount of credit risk. The Sub-Adviser’s screening process begins with a review of the strongest recent “risk-off” investments relative to other “risk-off” investments. Each “risk-off” investment is compared against the others to create a ratio which the Sub-Adviser then analyzes to determine which investment’s relative price is performing more strongly than the others based on a proprietary weighting system. The strongest relative strength is considered the strongest recent “risk-off” investment with which to compare “risk-on” asset classes. Relative strength calculates which investments are the strongest performers, as compared to other investments based on the investment’s performance return profile over a period of up to one year, and recommends those investments for purchase.

The Sub-Adviser determines if a cash position or U.S. Treasury ETF is most favorable based on the Sub-Adviser’s screening model. The Sub-Adviser then compares the strongest “risk-off” investment to ETFs that hold equity securities, REITs and commodities. In order to buy a “risk-on” investment, that “risk-on” investment must be showing recent relative strength versus the strongest “risk-off” instrument based on the Sub-Adviser’s proprietary screening model at set intervals during the month. The Sub-Adviser sells “risk-on” investments when the strongest “risk-off” ETF is showing greater recent relative strength versus the particular “risk-on” investment based on the Sub-Adviser’s screening model at set intervals during the month.

Examples of the ETFs that the Portfolio may hold include ETFs that hold domestic equities; foreign securities; depositary receipts, including American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) or European depositary receipts (“EDRs”); emerging markets; commodities; fixed income securities; sovereign debt; convertible securities; and REITs. To gain exposure to the commodities market, the Portfolio may purchase ETFs that invest in a portfolio of exchange-traded futures on commodities. The Portfolio may purchase ETFs that use derivative instruments such as put and call options on stocks and stock indices, and index contracts and options thereon. The Portfolio may invest in ETFs that hold below-grade fixed income securities (known as “junk bonds”). The Portfolio’s investment strategy may cause it to purchase ETFs that have growth or value style investing, and the Portfolio may invest in ETFs that hold small- and medium-sized companies. There are no limits on the amount of the Portfolio’s assets that may be invested in ETFs and/or cash investments at any one time. Additionally, the Portfolio may be fully invested, partially invested or fully in cash or cash equivalents at any time. Depending on the “risk-on”/”risk-off” ratio, if cash is the recent strongest performing asset class compared to all “risk-on” ETFs and all “risk-off” ETFs that invest in U.S. Treasuries, for example, the Portfolio would then hold 100% in cash.

The Portfolio may also engage in short-term trading.

The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. The Portfolio may invest a significant percentage of its assets in a single ETF and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position. Also, the Portfolio may participate in a limited number of industry sectors, but will not concentrate its investments in any particular industry.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

47

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Non-Diversification Risk. The Portfolio is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Portfolio’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Portfolio more than would occur in a diversified fund.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. The Portfolio may invest in equity securities without regard to market capitalization.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, a fund’s, and therefore the Portfolio’s, performance may suffer.

Foreign Securities Risk. A fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager and/or a Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

48

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Management Risk. The investment techniques and risk analyses used by the portfolio managers for the Portfolio’s investment strategies may not produce the desired results.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio invests in REITs and publicly traded real estate and real estate-related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a portfolio that does not make such investments. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a fund, and therefore the Portfolio, could be unfavorably affected by the poor performance of a single investment or investment type. To the extent the Portfolio receives REIT distributions that represent mortgage interest or rent, the Portfolio’s distributions may be taxable as ordinary income to investors of the Portfolio. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as a fund, and therefore the Portfolio, indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Risk of Investing in Other Investment Companies. The Portfolio will invest in other investment companies, such as ETFs and money market funds, and the Portfolio’s shareholders will therefore incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Commodities Risk. Exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Portfolio to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease,

49

embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio to leveraged market exposure for commodities. The Portfolio may gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. Investments by the Portfolio in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Portfolio to satisfy certain asset diversification and qualifying income tests for qualification as a regulated investment company. Failure to satisfy either test would jeopardize the Portfolio’s status as a regulated investment company, which could result in material adverse consequences to the Portfolio.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Cash and Cash Equivalents Risk. In rising markets, holding cash or cash equivalents will negatively affect the Portfolio’s performance relative to its benchmark.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than a fund’s initial investment. Many derivatives are entered into over-the-counter (not on an exchange or contract market; referred to as “OTC”) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument, or the derivative instrument may require participants to enter into offsetting transactions, rather than making or taking delivery. A fund may also lose money on a derivative if the issuer fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the amount of payments that it is contractually entitled to receive). A fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the investment adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a fund’s ability to invest in derivatives, limit the fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause a fund to realize higher amounts of ordinary income or short-term capital gains, distributions that are taxable to individual shareholders at ordinary income tax rates, rather than at the more favorable tax rates for long-term capital gains. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of a fund’s taxable income or gains, and may limit or prevent a fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require a fund to change its investment strategy. A fund’s use of derivatives also may be limited by the requirements for taxation of the fund as a regulated investment company.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

50

Performance. The Portfolio is newly organized. Class I shares of the Portfolio acquired the assets and liabilities of the NWM Momentum Fund (the “Predecessor Portfolio”) prior to the opening of business on May 28, 2018 (the “Reorganization”). The Predecessor Portfolio was advised by NWM Fund Group, LLC, the current Sub-Adviser to the Portfolio. The portfolio managers at the Sub-Adviser who were responsible for the day-to-day investment management of the Predecessor Portfolio’s assets have not changed. The investment objectives and strategies of the Portfolio are substantially similar to that of the Predecessor Portfolio.

Performance information prior to the inception of Class S shares on June 22, 2018 reflects the performance of Class I shares of the Portfolio (which are not offered in this prospectus), and the performance information prior to the inception of Class I shares of the Portfolio on May 28, 2018 reflects the performance of the Predecessor Portfolio. Class S shares of the Portfolio would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares of the Portfolio (and of the Predecessor Portfolio). The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Class S shares (and, prior to the inception of Class S shares, Class I shares of the Portfolio and the Predecessor Portfolio) from year-to-year and by showing how the average annual returns for the past 1 year and since inception of the Portfolio’s Class S (and, prior to the inception of Class S shares, Class I shares of the Portfolio and the Predecessor Portfolio) compare with those of a broad measure of market performance. The past performance of the Portfolio (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information, when available, by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS S ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q3 2015	8.56%
Worst Quarter:	Q4 2018	-6.39%

Class S Shares Year-To-Date (as of September 30, 2019): 3.97%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2018)

James Alpha Momentum Portfolio Class S	1 Year	Life of Portfolio (since inception of Predecessor Portfolio on April 1, 2014)
Return Before Taxes	-5.47%	6.04%
Return After Taxes on Distributions	-6.66%	2.84%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	-3.17%	3.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.39%
(1)	The performance figures shown above reflect the performance of the Predecessor Portfolio (for periods prior to May 28, 2018) and Class I shares of the Portfolio (for the periods beginning May 28, 2018) and Class S shares of the Portfolio (for the periods beginning June 22, 2018) at net asset value. The performance shown for periods prior to the inception of Class S shares on June 22, 2018 has not been adjusted to reflect applicable Class S fees and expenses.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for the Predecessor Portfolio’s only share class for periods prior to May 28, 2018, the Class I shares of the Portfolio for periods beginning May 28, 2018, and the Class S shares of the Portfolio for periods beginning June 22, 2018. After-tax returns for Class S shares will vary from those of the Predecessor Portfolio due to varying expenses among the classes.

51

Manager and Sub-Adviser. James Alpha Advisors, LLC is the Portfolio’s manager. NWM Fund Group, LLC, (“NWM”) serves as the Portfolio’s sub-adviser (the “Sub-Adviser”). The Manager monitors the performance of the Sub-Adviser.

Portfolio Managers. The following individuals serve as the Portfolio’s day-to-day portfolio managers:

Portfolio Manager	Primary Title
Timothy L. Ayles	Portfolio Manager and Principal of the Sub-Adviser, and has managed the Portfolio since its inception in 2018 and the Predecessor Portfolio since its inception in 2014.
George P. McCuen	Portfolio Manager and Principal of the Sub-Adviser, and has managed the Portfolio since its inception in 2018 and the Predecessor Portfolio since its inception in 2014.

The following individuals oversee the Portfolio’s day-to-day portfolio managers:

Portfolio Manager	Primary Title
Akos Beleznay, PhD	Chief Investment Officer of the Manager, and has managed the Portfolio since its inception in 2018.
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2018.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2018.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2018.

Purchase and Sale of Portfolio Shares. Shares of Class S of the Portfolio are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers, each with a minimum initial account value of at least $10 million per client account (eligible financial advisors may aggregate client account values for this purpose; however, firms may not aggregate accounts at the firm level for this purpose); certain institutional investors subject to a minimum initial account value of at least $15 million per client account; qualified retirement plans each with a minimum initial account value of $10 million per qualified retirement plan; programs in which James Alpha is a portfolio strategist; and other funds advised or sub-advised by James Alpha. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52

PRINCIPAL INVESTMENT STRATEGIES AND
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

This section provides additional information relating to each Portfolio’s investment objective, strategies and risks. As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio. Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES

The investment objective of the James Alpha Global Real Estate Investments Portfolio is total return through a combination of current income and capital appreciation.

The primary investment objective of the James Alpha Hedged High Income Portfolio is to seek to provide high current income. The Portfolio’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. The Portfolio’s investment objectives may be changed by the Board of Trustees without shareholder approval.

The investment objective of the James Alpha Macro Portfolio is to seek to achieve attractive long-term risk-adjusted returns relative to traditional financial market indices. The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

The primary investment objective of the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio is capital appreciation. The Portfolios’ investment objective may be changed by the Board of Trustees without shareholder approval.

The James Alpha Multi Strategy Alternative Income Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders. The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

The James Alpha Momentum Portfolio seeks long-term capital appreciation. The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

James Alpha Global Real Estate Investments Portfolio

Investment Policies of the James Alpha Global Real Estate Investments Portfolio

The James Alpha Global Real Estate Investments Portfolio pursues its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties through its investments in REITs and other real estate securities included in the Index. In addition, the Portfolio seeks to enhance current income by writing (selling) covered call options.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in real estate and real estate-related issuers or investments that provide exposure to real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio may invest 100% of its net assets (other than cash and cash equivalents) in REITs, and may also invest in other publicly traded real estate securities included in the Index. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from the ownership, management and development of income producing real estate.

Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval. The Portfolio may invest without limitation in foreign real estate companies and other real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities that are corporations engaged in the business of owning, managing and developing commercial and residential real estate properties; provided, however, that the Portfolio limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. All of the securities of the foreign issuers of real estate securities in which the Portfolio invests are listed on major foreign stock exchanges.

Investment Strategies of the James Alpha Global Real Estate Investments Portfolio

Under normal market conditions, the Portfolio’s strategy is to invest its net assets in publicly-traded REITs, and also to invest in other publicly-traded real estate securities that are included in the Index. The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment. Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. The Portfolio limits its investments in issuers located in any single foreign country to no more than 25% of its net assets.

Quantitative Screening Process. The Sub-Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 100 Qualifying Securities for further evaluation by the Sub-Adviser.

53

The Model considers several criteria when selecting such securities including, but not limited to, insider ownership, free-float market capitalization, total return, management tenure, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth.

Qualitative Stock Selection Process. All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the 100 Qualifying Securities based on its assessment of factors including, but not limited to, external growth potential, corporate governance, quality and location of assets, lease terms, tenant credit quality, debt structure and financial flexibility. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Sub-Adviser. In addition, from time to time, as securities qualify under the Sub-Adviser’s parameters, such securities may be added to the portfolio. The Portfolio’s portfolio holdings are continuously monitored and evaluated by the Sub-Adviser, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Sub-Adviser deems relevant. The active management of the portfolio also includes at least semi-annual updates of the data used to identify the Qualifying Securities by Green Street Advisors. Green Street is compensated for providing this data by the Sub-Adviser and not the Portfolio.

Covered Call Option Writing. Under normal market conditions, to enhance income, the Portfolio may write (sell) covered call options, which are limited to a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. This is the number of shares underlying the contract, multiplied by the current market price of the shares. The Portfolio will write primarily over-the-counter options. The Portfolio only writes call options on individual securities (“underlying securities”) held in the portfolio (i.e., covered calls). The Portfolio may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). By writing covered call options, the Sub-Adviser seeks to generate gains and offset a portion of a potential market decline in the underlying security. The Portfolio’s covered call option writing program seeks to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.

As the seller of a covered call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Portfolio may sell covered call options “near-to-the-money” (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or “at-the-money” (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Portfolio, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium.

If, at expiration, the purchaser exercises a covered call option sold by the Portfolio, the Portfolio pays the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Portfolio as the seller of the call option. Under typical market conditions, the notional value of the call options written by the Portfolio is expected to range from 10% to 30% of the value of the Portfolio’s net assets. The percentage of each underlying security to be used in writing covered call options will be determined based on the Sub-Adviser’s opinion of the outlook for the underlying security, market opportunities and option price volatilities.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Portfolio is recorded as an asset and equivalent liability. The Portfolio then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter are valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security. Exchange-traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Portfolio’s options strategy will vary depending on market circumstances and other factors.

If the value of the underlying security increases significantly, the Portfolio may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new covered call options at higher exercise prices. If an underlying security’s price declines, the Portfolio may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security.

The Portfolio may seek to execute option rolls (as described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Portfolio’s holding in that security. The Portfolio may also write covered call options with different characteristics and managed differently than described in this paragraph.

54

Other Information Regarding the Investment Strategy of the James Alpha Global Real Estate Investments Portfolio

The Portfolio may, from time to time, take defensive positions that are inconsistent with the Portfolio’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Manager may determine that the Portfolio should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Portfolio may not achieve its investment objective.

The Sub-Adviser may invest the Portfolio’s cash balances in any investments it deems appropriate and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), including but not limited to, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Portfolio in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Manager and the Portfolio’s portfolio manager are subjective.

The Portfolio has no current intent to sell securities short. The Portfolio does not intend to use leverage through borrowing for investment purposes. However, the Board may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. Although the portfolio turnover rate is generally not expected to exceed 250%, it may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate.

The Portfolio may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Manager, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Portfolio. The Portfolio’s high rate of turnover will result in higher brokerage commissions and will cause a portion, and potentially a high proportion, of the Portfolio’s distributions to be characterized as short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. Additionally, in the case of the Portfolio, most of its dividends will be from REITs and the dividends from REITs do not generally “qualify” for the reduced tax rate on regular corporate dividends. See “Tax Consequences.”

There is no assurance what portion, if any, of the Portfolio’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, there can be no assurance as to what portion of the Portfolio’s distributions will be designated as qualified dividend income. See “Tax Consequences.”

Portfolio Investments of the James Alpha Global Real Estate Investments Portfolio

The Portfolio may invest in the following types of securities, subject to certain limitations as set forth below.

Real Estate Investment Trusts. The Portfolio invests in REITs and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Distributions received by the Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio that is comprised of REIT shares. Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

Common Stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.

Foreign Securities. Foreign securities in which the Portfolio may invest include direct investments in equity securities of foreign issuers that are traded on a foreign securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter. The Portfolio is not limited in the amount of assets it may invest in such foreign securities; however, the Portfolio limits its investments in any single foreign country to no more than 25%. As an alternative to holding foreign traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities, and exchange traded funds).

General Investment Policies of the James Alpha Global Real Estate Investments Portfolio

Temporary or Cash Investments. Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested.

To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

55

Principal Risks of Investing in the James Alpha Global Real Estate Investments Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions. Securities in the Portfolio’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate securities in the Index which are defined as securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing; therefore, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry.

These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
•	Office and Industrial Properties. Office and industrial properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
56

•	Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Portfolio invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.
•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Portfolio’s investment performance.
•	Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.
•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Portfolio could be reduced.
•	REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Portfolio may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Portfolio on its investment in such company. See “REIT Risk” below.
•	Financing Issues. Financial institutions in which the Portfolio may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

57

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

The Portfolio does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The residual effects of instability in the United States, European and other credit markets has continued to make it more difficult for some borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, some borrowers may be subject to increased interest expenses for borrowed money and tight underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Portfolio invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce the number of real estate companies that are publicly traded and, consequently, reduce the Portfolio’s investment opportunities.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Foreign Securities Risk. The Portfolio may invest an unlimited amount of its net assets in foreign securities; provided, that the Portfolio will limit its investments in the issuers of any single foreign country to 25% of its net assets. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

58

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

The Portfolio may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, IDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Foreign Currency Risk. Although the Portfolio reports its net asset value and pays expenses and distributions in U.S. dollars, the Portfolio intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Portfolio’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Portfolio’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Portfolio invests are more volatile than those of other countries and, therefore, the Portfolio’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Sub-Adviser believes is representative of its full value or that it may even go down in price.

Management Risk. The Portfolio is subject to management risk because it is an actively managed portfolio. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Sub-Adviser’s ability to manage the Portfolio in accordance with the Model.

The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an “American-style” option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for “European-style” options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price. Thus, the use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

If the Portfolio were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out a covered call option by buying such covered call option.

The Portfolio intends to primarily write covered call options that are exchange-traded options but may write over-the-counter options. Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a

59

particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern Time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Portfolio’s capital appreciation potential on the underlying security.

Risk of Limitation on Call Option Writing. The number of call options the Portfolio can write is limited by the securities held by the Portfolio, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Portfolio does not write “naked” or uncovered call options. Furthermore, the Portfolio’s options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Portfolio may write may be affected by options written by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Defensive Positions. During periods of adverse market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Portfolio will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Hedged High Income Portfolio

Overview: The Manager of Managers Approach of the James Alpha Hedged High Income Portfolio

The Manager is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Portfolio. The Manager believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Portfolio. Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Manager intends to manage the Portfolio in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Portfolio’s assets (see “Management of the Portfolio—The Sub-Advisers” below). The Sub-Advisers selected by the Manager adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification. Important elements of the Manager’s oversight are the periodic rebalancing employed to ensure an appropriate mix of investments in the Portfolio, and ongoing evaluation of the Sub-Advisers to ensure they do not deviate from the stated investment objectives or strategies. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Principal Investment Strategies of the James Alpha Hedged High Income Portfolio

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long short, long-only, short-only and hedging strategies.

Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality. The Portfolio may invest in securities of any grade, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities including those bonds rated lower than “BBB” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.). These include, among others, corporate bonds and bank loans, asset-backed securities and mortgage-backed securities, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, closed-end funds and derivative instruments, including options; financial futures; swaps, including credit default swaps; options on futures and swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities.

The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

60

It is expected that the Portfolio will keep its average duration equal to or below three years. A duration of three years means that a portfolio’s or security’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve), and increase by approximately 3% in the event of a 1% decrease in interest rates.

The Portfolio seeks to achieve its investment objectives by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. The principal investment strategies that may be employed by the Portfolio include the following:

  Senior Loan Floating Rate Strategy. The senior loan floating rate strategy concentrates on liquid investment opportunities in senior-secured and second-lien loans and bonds. The anticipated benefits of this strategy are three-fold: 1) seniority in the capital structure provides greater security in a default scenario, 2) current yield component stabilizes returns and helps dampen volatility, and 3) floating-rate nature of loans provides a natural hedge against rising interest rates and inflation. Companies with attractive free cash flow characteristics and the ability to deliver organically are targeted. The focus for this strategy is on downside protection with the aim of achieving superior returns with a conservative risk profile.
  Short Duration High Yield Strategy. The short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility. The portfolio managers seek to identify short-maturity high yield bonds in smaller, less-followed companies. The strategy is hedged primarily with an ETF that tracks the Russell 2000® Index, which has exhibited a strong correlation to high yield credit spreads, to attempt to further dampen volatility during market corrections. The strategy is diversified across 35–45 high yield bonds. The short position will range between 10% to 30% of the nominal value of the strategy during periods of normal market conditions and may increase to 50% during periods of high volatility.
  Relative Value Long/Short Debt Strategy. The relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. The strategy is primarily focused within the corporate credit, securitized credit, and agency and non-agency mortgage-backed securities sectors. It invests in both investment and non-investment grade bonds. Proprietary research tools include credit spread analysis, which is based upon, among other things, a proprietary credit default methodology, mortgage prepayment forecasting and credit option-adjusted spread analysis.
  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. The strategy is primarily focused on investments in U.S. and European fixed income securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

One or more of the above strategies may be achieved through investments in ETFs and other exchange-traded products, and other registered investment companies instead of direct investments.

The Portfolio does not have minimum or maximum limitations with respect to the allocations of the assets to any investment strategy.

The Manager’s investment process is based on a consultative four step approach:

1)	Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints;
2)	Manager Research – Sourcing and vetting investment managers;
3)	Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and
4)	Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus, but which are described in the Statement of Additional Information. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

61

General Investment Policies of the James Alpha Hedged High Income Portfolio

Sub-Advisers. To achieve the Portfolio’s investment objectives, the Manager will generally utilize Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach. The Sub-Advisers may use a variety of investment techniques in managing their portion of the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager selects the Sub-Advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, and allocates the assets of the Portfolio among the Sub-Advisers. The Manager reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objectives and Strategies. The Portfolio’s investment objectives and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Hedged High Income Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objectives. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. Securities in the Portfolio’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Credit Risk. The issuers of fixed income instruments in which the Portfolio invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Income Generation Risk. One or more of the strategies may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Portfolio’s ability to meet its stated investment objectives of high current levels of income.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest

62

rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Risk of Investing in Other Investment Companies. The Portfolio may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio invests in other investment companies, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Portfolio may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Portfolio may invest in other investment companies that invest in a manner consistent with the Portfolio’s investment objectives and strategies, including the use of ETFs.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, mortgage-backed and asset-backed securities may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Portfolio may exhibit additional volatility. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed and asset-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities that may result in increased transaction costs, thereby lowering its actual return. Frequent trading also may increase short term gains and losses, which may affect tax liability.

Liquidity Risk. An investment is considered to be illiquid if the Portfolio is unable to sell such investment at a fair price within a reasonable amount of time. An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. The Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Bank Loans Risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Portfolio’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

63

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller” or “seller of protection”) receives pre-determined periodic payments from the other party (the “buyer” or “buyer of protection”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened credit and counterparty risks. The Portfolio will not act as a seller of protection.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of higher volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

64

Short Sales Risk. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding a long position in the same security. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Portfolio.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Emerging Market Securities Risk. Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

65

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Counterparty Risk. Individually negotiated or OTC derivative instruments in which the Portfolio may invest, such as OTC swaps and forwards, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures, swaps and forward foreign currency contracts.

The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of OTC derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options and other derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has liquid assets segregated or earmarked to cover obligations. In such cases, the Portfolio may be required to liquidate positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may

66

exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of an underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Special Risks of Swaps. Certain swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations.

The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Macro Portfolio

Principal Investment Strategies of the James Alpha Macro Portfolio

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of macro investment strategies. Macro based strategies aim to exploit macro-economic imbalances across the globe. Macro based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Portfolio will seek to outperform the returns of various macro based investment strategies, such as, among others, systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy.

  Systematic diversified strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Systematic diversified strategies typically employ a quantitative process using mathematical, algorithmic or technical models with little or no influence of individuals responsible for decisions the portfolio positions that track this strategy.
67

  Discretionary thematic strategies employ a top down analysis of macroeconomic variables. This strategy relies on individuals to evaluate market data, relationships and influences. Discretionary thematic strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Discretionary thematic strategies typically contain contrarian or volatility focused components.
  Active trading strategies use active trading methods, typically with high frequency position turnover or leverage. Active trading strategies emphasize rapid market response to new information and high volume turnover in liquid, but volatile, positions.
  Commodity strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across commodity asset classes, and frequently may also include exposure to commodity sensitive equities. Commodity strategies seek exposure to developed and emerging markets and include equity, fixed income and currency investments. Commodity strategies are often implemented using derivatives.
  Currency strategies seek to identify opportunities in markets exhibiting trending or momentum characteristics across various currencies, and frequently include exposure to sovereign bonds. Currency strategies seek exposure to currencies in developed and emerging markets and may include equity, fixed income and currency investments.
  Multi-strategy strategies focus on the fundamental relationship across geographic areas within and among various asset classes. Multi-strategy strategies employ systematic, quantitative evaluation of macroeconomic variables and employ some combination of systematic diversified, discretionary thematic, active trading, commodity and currency strategies.

The Portfolio expects to gain exposure to these investment strategies and asset classes primarily through exchange-traded products, such as exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and mutual funds. The Portfolio will also make significant use of swaps and other derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies, as well as to generate leverage or hedge the Portfolio’s exposure to an asset class, individual investment or group of investments. Other derivative instruments that may be utilized by the Portfolio include options, futures, options on futures and forward contracts. The Portfolio may also invest directly in equities, fixed income securities and currencies.

The Portfolio’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Portfolio’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Portfolio may seek exposure to fixed income instruments that are rated either investment grade or below investment grade (i.e., junk bonds). There are no maturity limitations on the securities held by the Portfolio. The Portfolio may establish both long and short positions in equity, fixed income and derivative instruments. The types of swaps in which the Portfolio may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Portfolio may also invest in swaps having payments linked to the returns of indices, individual securities or pooled investment vehicles, including limited partnerships, limited liability companies, offshore corporations and commodity pools (collectively, “Underlying Pools”). There is no limit on the Portfolio’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets. The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries. Such countries may change over time.

In constructing the Portfolio’s investments, the Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize systematic diversified, discretionary thematic, active trading, commodity, currency and multi-strategy strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire universe of private funds that utilize macro strategies. The private funds returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio. The investment policies of the Subsidiary are the same as the investment policies of the commodity strategies sleeve of the Portfolio. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to the commodity strategies sleeve of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable. The Portfolio will always own 100% of the Subsidiary’s interests.

The derivatives held by the Portfolio will fluctuate from time to time but collectively could represent economic exposure as high as or higher than 50% of the total assets of the Portfolio. Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under Securities and Exchange Commission (“SEC”) rules and to collateralize swap exposure. The Portfolio may also invest in ETFs, ETNs or mutual funds that invest in swaps and other derivatives to a significant degree but will not be required to segregate Portfolio assets in connection with these investments.

68

General Investment Policies of the Portfolio

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Regulation under the Commodity Exchange Act. The Manager is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (“CFTC”) and is subject to CFTC regulation with respect to the Portfolio. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Manager as the Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Manager’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses. The Manager is also registered as a Commodity Trading Adviser (“CTA”) but, with respect to the Portfolio, relies on an exemption from CTA regulation available for a CTA that also serves as the Portfolio’s CPO. The CFTC has neither reviewed nor approved the Portfolio, its investment strategies, or this Prospectus.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions. Securities in the Portfolio’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Quantitative Strategy Risk. The Portfolio will use quantitative mathematical models that rely on patterns inferred from historical prices, performance returns and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Portfolio. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Manager recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Portfolio, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Portfolio. Investments selected using these models may perform differently than expected and technical issues in the construction and implementation of the models may occur. The data utilized by the Manager’s models will be based on only those private funds to which the Manager has access, which is a subset of the entire private fund universe and which may change over time. If the data utilized by the Manager proves to be incorrect, the Portfolio may suffer losses.

Risk of Investing in Mutual Funds. The Portfolio will invest in mutual funds, and the Portfolio’s shareholders will therefore incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees.

The Portfolio may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Portfolio may invest in other investment companies that invest in a manner consistent with the Portfolio’s investment objectives and strategies.

69

Management Risk. The investment techniques, models and risk analysis used by the Manager may not produce the desired results. In particular, the Manager’s portfolio models and techniques may be unsuccessful in accurately predicting the drivers of the returns of the private funds it seeks to track. The Manager may also be unsuccessful in identifying liquid investments whose performance drivers produce a high correlation to private fund returns. In either case, the Portfolio would not generate the results desired by the Manager and may not achieve its investment objective.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities that may result in increased transaction costs, thereby lowering its actual return. Frequent trading also may increase short term gains and losses, which may affect tax liability.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Certain swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations.

The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

70

Underlying Pools Risk. Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio as an investor in Underlying Pools. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses. The Portfolio may invest in Underlying Pools that are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

Tax Risk. As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The IRS recently issued final regulations that would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion (the “Subpart F Distribution Rule”) or (B) such inclusion is derived with respect to the Portfolio’s business of investing in stock, securities, or currencies. The Portfolio intends to treat the income it derives from the Subsidiary as qualifying income. If the Portfolio’s income and gains from the Portfolio’s investment in the Subsidiary is viewed as nonqualifying income, the Portfolio might not qualify as a regulated investment company for one or more years. In this event, the Portfolio’s Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation. For more information, please see the “Certain Tax Considerations” section in the Portfolio’s Statement of Additional Information.

Counterparty Risk. Individually negotiated or OTC derivative instruments in which the Portfolio may invest, such as OTC swaps and forwards, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options and other derivatives and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has liquid assets segregated or earmarked to cover obligations. In such cases, the Portfolio may be required to liquidate positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as commodity-linked notes and ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of an underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that

71

currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Emerging Market Securities Risk. Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Hedging Risk. Attempting to outperform the investment strategies of private funds that are hedged or otherwise seek reduced market exposure through short positions or other hedging techniques may produce an investment portfolio with reduced exposure to market risk. As a result, the Portfolio will likely underperform the broader equity markets during market rallies. In addition, the hedging strategies of the private funds whose returns are tracked by the Manager may not be successful in reducing market risk and, in turn, the Portfolio may not provide protection from losses during market downturns.

72

Commodities Risk. The Portfolio or the Subsidiary may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio and the Subsidiary to leveraged market exposure for commodities.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, mortgage-backed and asset-backed securities may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline.

Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed and asset-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Credit Risk. The issuers of fixed income instruments in which the Portfolio invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. The Portfolio may invest in equity securities without regard to market capitalization.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

73

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Liquidity Risk. An investment is considered to be illiquid if the Portfolio is unable to sell such investment at a fair price within a reasonable amount of time. An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. The Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions. The liquidity of the Portfolio’s assets may change over time.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Exchange-Traded Notes (“ETN”) Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Short Sales Risk. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding a long position in the same security. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Portfolio.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

74

Subsidiary Risk. The Subsidiary, unlike the Portfolio, may invest without limitation in commodity-linked derivatives. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Portfolio, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Subsidiary and the Portfolio and its shareholders. There is no guarantee that the investment objectives of the Subsidiary will be achieved. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax or withholding tax on the Subsidiary. If this were to change, the Subsidiary may have to pay such taxes and Portfolio shareholders will experience decreased returns.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Managed Risk Domestic Equity Portfolio

Principal Investment Strategies of the James Alpha Managed Risk Domestic Equity Portfolio

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500 Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500 Index companies primarily through ETFs, mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with two different strategies – a low volatility strategy and a high volatility strategy. The low volatility strategy, referred to as a “calendar spread” will seek to protect the Portfolio from significant market downturns (e.g., a drop of 12% or more in the value of the S&P 500 Index) by buying significantly out of the money put options and offsetting the cost of these put options by selling (writing) put options with a shorter maturity and with an exercise (strike) price that is higher than the purchased put options. Out of the money put options are options with a strike price that is lower than the market price of the underlying asset. When market volatility is low and options are less expensive, the Portfolio will seek to own more put options long than it sells (writes) short to provide greater protection during a significant market downturn.

The high volatility strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the S&P 500 Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

A put option is a standardized contract that gives the buyer of the option the right, but not the obligation, to sell a specified amount of an underlying security at a specified time and price in exchange for paying a premium. When the Portfolio buys a put option, it has the right to sell the underlying security at the specified time and price. When the Portfolio sells (writes) a put option, the purchaser has the option to sell the underlying security to the Portfolio and receive the specified price.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income. A call option is the opposite of a put option and gives the holder the right to buy shares of an underlying security at a specified time and price in exchange for paying a premium. “Covered” call options are call options sold (written) by the Portfolio on securities that it owns.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers or investments that provide exposure to equity securities of U.S. issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio considers various factors when determining whether a company is in a particular country or region/continent, including whether (1) it is organized under the laws of a country or in a country in a particular region/continent; (2) it has a principal office in a country or in a country in a particular region/continent; (3) it derives 50% or more of its total revenues from businesses in a country or in a country in a particular region/continent; and/or (4) its securities are traded principally on a security exchange, or in an over-the-counter (OTC) market, in a particular country or in a country in a particular region/continent. The Portfolio will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers or investments that provide exposure to equity securities of U.S. issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

75

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500 Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

The strategies employed by the Sub-Adviser and the Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The “Principal Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the James Alpha Managed Risk Domestic Equity Portfolio

Sub-Adviser(s). To achieve the Portfolio’s investment objective, the Manager will rely on the Sub-Adviser. The Sub-Adviser may use a variety of investment techniques in managing the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager has discretion to select additional sub-advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, to and allocate the assets of the Portfolio among the sub-adviser(s). The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Managed Risk Domestic Equity Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions. Securities in the Portfolio’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

76

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Swaps. Swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and other derivatives. The Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has liquid assets segregated or earmarked to cover obligations. In such cases, the Portfolio may be required to liquidate positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s

77

leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of an underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s NAV and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Management Risk. The investment techniques and risk analysis used by the portfolio managers may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Managed Risk Emerging Markets Equity Portfolio

Principal Investment Strategies of James Alpha Managed Risk Emerging Markets Equity Portfolio

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The MSCI Emerging Markets Index measures the performance of securities across 23 emerging market countries (i.e., countries that are in the early stages of their industrial cycle).

The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through ETFs, mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with a conventional put spread strategy. The strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the MSCI Emerging Markets Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

A put option is a standardized contract that gives the buyer of the option the right, but not the obligation, to sell a specified amount of an underlying security at a specified time and price in exchange for paying a premium. When the Portfolio buys a put option, it has the right to sell the underlying security at the specified time and price. When the Portfolio sells (writes) a put option, the purchaser has the option to sell the underlying security to the Portfolio and receive the specified price.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income. A call option is the opposite of a put option and gives the holder the right to buy shares of an underlying security at a specified time and price in exchange for paying a premium. “Covered” call options are call options sold (written) by the Portfolio on securities that it owns.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

78

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of emerging market issuers or investments that provide exposure to equity securities of emerging market issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio considers various factors when determining whether a company is in a particular country or region/continent, including whether (1) it is organized under the laws of a country or in a country in a particular region/continent; (2) it has a principal office in a country or in a country in a particular region/continent; (3) it derives 50% or more of its total revenues from businesses in a country or in a country in a particular region/continent; and/or (4) its securities are traded principally on a security exchange, or in an over-the-counter (OTC) market, in a particular country or in a country in a particular region/continent. The Portfolio will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of emerging market issuers or investments that provide exposure to equity securities of emerging market issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

The strategies employed by the Sub-Adviser and the Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The “Principal Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the James Alpha Managed Risk Emerging Markets Equity Portfolio

Sub-Adviser(s). To achieve the Portfolio’s investment objective, the Manager will rely on the Sub-Adviser. The Sub-Adviser may use a variety of investment techniques in managing the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager has discretion to select additional sub-advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, to and allocate the assets of the Portfolio among the sub-adviser(s). The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Managed Risk Emerging Markets Equity Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

79

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions. Securities in the Portfolio’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Emerging Market Securities Risk. Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflations, deflation, or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s

80

operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Swaps. Swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

81

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and other derivatives. The Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has liquid assets segregated or earmarked to cover obligations. In such cases, the Portfolio may be required to liquidate positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of an underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s NAV and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Management Risk. The investment techniques and risk analysis used by the portfolio managers may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Multi Strategy Alternative Income Portfolio

Overview: The Manager of Managers Approach of the James Alpha Multi Strategy Alternative Income Portfolio

The Manager is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Portfolio. The Manager believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Portfolio. Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Manager intends to manage the Portfolio in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Portfolio’s assets (see “Management of the Portfolio—The Sub-Advisers” below). The Sub-Advisers selected by the Manager adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification. Important elements of the Manager’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Portfolio, and ongoing evaluation of the Sub-Advisers to ensure they do not deviate from the stated investment objective or strategies. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Principal Investment Strategies of the James Alpha Multi Strategy Alternative Income Portfolio

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

82

The principal investment strategies that may be employed by the Portfolio include the following:

  Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps, which provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.
  Real Estate-Related Strategies. The Portfolio’s real estate-related strategy is to invest, either directly or through other investment companies, in publicly traded REITs, including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small, medium or large capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.
  Master Limited Partnership Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and ETNs and ETFs that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution. Both ETNs and ETFS seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange.

  The Portfolio will primarily invest in MLPs, or MLP-related ETN’s, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and MLP-related ETNs and ETFs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

  Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies.

  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing against a line of credit for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities.

  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds, U.S. government securities, non-U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency
83

  contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

  The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

  Structured Credit Value Strategy. The Portfolio’s structured credit value strategy is to invest in structured credit securities, and in other investments that have characteristics similar to such securities. Initially, the Portfolio will achieve this exposure by investing a portion of its assets in the Underlying Portfolio. In the future, the Portfolio may invest directly in these underlying assets.

  Structured credit securities include, but are not limited to, MBS; RMBS; CMBS; ABS; CMOs; CLOs; CBOs; CDOs; mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including TBA, and non-U.S. dollar denominated RMBS. The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Portfolio may invest without limit in securitizations backed by loans, and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans.

  The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases. This strategy seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index with lower volatility than that index.

  The value style investing approach seeks to invest in securities providing undervalued cash flows within markets the Underlying Portfolio’s sub-adviser deems inefficient. When investing Underlying Portfolio assets in all types of securities, the Underlying Portfolio’s sub-adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Underlying Portfolio’s sub-adviser employs a comprehensive risk management process tailored to the securities held in the Underlying Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities. The Underlying Portfolio’s sub-adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Underlying Portfolio’s sub-adviser considers selling securities when such securities have reached their price/valuation targets. The Underlying Portfolio may also consider selling securities when the Underlying Portfolio’s sub-adviser believes securities have become overvalued and replacing them with securities the Underlying Portfolio’s sub-adviser believes to be undervalued to seek to offer the Underlying Portfolio better relative value and performance expectations. The Underling Portfolio’s sub-adviser may also sell and replace securities as necessary to rebalance and align the Underlying Portfolio with its overall risk parameter targets.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged ETFs, that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus, but which are described in the Statement of Additional Information. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

84

Other Investment Strategies of the James Alpha Multi Strategy Alternative Income Portfolio

The Portfolio may employ a market neutral investment strategy, although not as a principal investment strategy. Market neutral strategies employ quantitative techniques to analyze price and other technical data and forecast future price movements of equity securities, sectors or markets, on which purchase and sale decisions can be made. These quantitative techniques include factor-based and statistical arbitrage/trading strategies. Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are believed to be either attractive or unattractive investments. These investments are then typically paired as one long (attractive) position and one short (unattractive) position in equal dollar amounts, so as to be “market neutral” when combined. Statistical arbitrage/trading strategies use statistical data, such as statistical measures of a security’s return and risk characteristics, as their inputs instead of fundamental data, to achieve the same dollar market neutral strategy and objective.

The Portfolio’s market neutral strategies, if used, may gain equity exposure through investments in individual stocks or through derivative instruments, such as options, futures or swaps that provide equity exposure. The Portfolio’s ability to generate positive returns from its market neutral strategies will depend on whether, in a rising market, the Portfolio’s long positions increase in value more than the securities underlying the Portfolio’s short positions and, in a declining market, whether the securities underlying the Portfolio’s short positions decrease in value more than the Portfolio’s long positions.

The “Principal Investment Strategies” and “Other Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the James Alpha Multi Strategy Alternative Income Portfolio

Sub-Advisers. To achieve the Portfolio’s investment objective, the Manager will generally utilize Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach. The Sub-Advisers may use a variety of investment techniques in managing their portion of the Portfolio.

These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager selects the Sub-Advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, and allocates the assets of the Portfolio among the Sub-Advisers. The Manager reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Multi Strategy Alternative Income Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. Securities in the Portfolio’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

85

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or Sub-Adviser is incorrect.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Short Sales Risk. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding a long position in the same security. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Portfolio.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate and real estate-related securities. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi)

86

casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. To the extent the Portfolio receives REIT distributions that represent mortgage interest or rent, the Portfolio’s distributions may be taxable as ordinary income to investors of the Portfolio. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in the above fee table.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs

Merger Arbitrage Risk. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Portfolio’s performance.

Credit Risk. The issuers of fixed income instruments in which the Portfolio invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

87

Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

  Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
  Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.
  Slowdowns in new construction and acquisitions can limit growth potential.
  A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
  Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.
  Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.
  Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.
  Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
  Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.
  Global political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.
  Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect.
  Market disruptions arising out of geopolitical events could also prevent the Portfolio from executing advantageous investment decisions in a timely manner.

To the extent new regulations permit the Portfolio to invest in new or different types of MLPs, the Portfolio may be subject to risks that are different from or in addition to the above described industry-specific risks.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Underlying Portfolio’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Mortgage- and Asset-Backed Securities Risk. MBS and ABS have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, MBS and ABS may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Underlying Portfolio, and

88

thus the Portfolio, to a lower rate of return upon reinvestment of principal. Investments in MBS and ABS are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Underlying Portfolio’s yield, increase the volatility of the Underlying Portfolio and/or cause a decline in NAV.

MBS and ABS are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Portfolio may exhibit additional volatility. In addition, the Underlying Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain MBS and ABS may be more volatile and less liquid than other traditional types of debt securities. Certain ABS do not have the benefit of the same security interest in the related collateral as do MBS. Additionally, the value of ABS are subject to risks associated with the servicers’ performance. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Small balance CMBS may have fewer financial resources and less available public information than other types of MBS. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of an MBS and could result in losses to the Underlying Portfolio, and thus the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

MLP Risk. An MLP is a public limited partnership or a limited liability company. Investment in MLPs involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks, risks related to the general partner being able to require unit-holders to sell their common units at an undesirable time or price resulting from regulatory changes and cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid or trade less frequently than conventional publicly traded securities. Where certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times and it may be more difficult for the Portfolio to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Portfolio’s portfolio manager believes it is desirable to do so. This may affect adversely the Portfolio’s ability to make dividend distributions.

The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments.

Sub-Prime and Alt-A Mortgage Risk. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting process. The loan collateral backing some MBS may be considered “subprime” or “Alt-A” at the time of loan origination based on the lower credit quality or other risk factors of the borrower, making it more likely to default than loans considered “prime.” The overall credit risk of MBS is a function of a number of factors, primarily the seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral. Therefore, all else equal with respect to seniority and credit enhancement, MBS backed by subprime or Alt-A collateral pose more credit risk to the Underlying Portfolio, and thus the Portfolio, than those backed by prime loan collateral. In addition, the Underlying Portfolio may experience difficulty in the management and reinvestment of its investments subprime or Alt-A mortgage loans due to fluctuating interest rates and market volatility and the Underlying Portfolio, and thus the Portfolio, may incur losses on such investments.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

89

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Emerging Market Securities Risk. Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

90

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. The Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Micro Cap Companies Risk. The Portfolio may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Basis Risk. Basis risk refers to, among other things, the lack of the desired or expected correlation between a hedging instrument or strategy and the underlying assets being hedged. This results in reduced effectiveness of the hedging instrument or strategy, which adversely effects the Underlying Portfolio, and thus the Portfolio, in terms of increased hedging costs or reduced risk mitigation.

Exchange-Traded Notes (“ETN”) Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

91

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

CLO, CBO and CDO Risk. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately-issued mortgage related securities, trust preferred securities and emerging market debt. CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs, CBOs and other CDOs may charge management fees and administrative expenses. Certain derivatives, including CLOs, CBOs, CDOs, MBS, ABS and CMOs may split the cash flows from the trust into two or more portions, called tranches, varying in risk and yield. Each tranche has an inverse risk-return relationship. The most senior tranche has the best credit quality and the lowest yield. The “equity” tranche, which has the highest potential yield, also has the great risk as it bears the bulk of defaults from the underlying loans. The “equity” tranche also offers some protection from defaults to the other more senior tranches. Because of this credit enhancement, senior tranches typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite credit enhancement, CLOs, CBOs or other CDOs tranches can experience substantial losses due to higher than expected defaults, decrease in tranche market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults. During market downturns or unexpected market conditions, there may be an aversion to CLOs, CBOs or other CDOs securities as an asset class, which could reduce the price and liquidity of these securities. Under normal market conditions, the risks of an investment in a CLO, CBO or other CDO depend largely on the type of the collateral and the class of the instrument in which the Underlying Portfolio invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs, CBOs and other CDOs may be characterized by the Underlying Portfolio as illiquid securities, however an active dealer market may exist for CLOs, CBOs and other CDOs allowing them to qualify for Rule 144A under the Securities Act of 1933, as amended. In addition to the normal risks associated with fixed-income instruments discussed elsewhere in this Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, interest rate risk and default risk), CLOs, CBOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to CLO, CBO or other CDO managers; (iv) the risk associated with the Underlying Portfolio investing in CLOs, CBOs or other CDOs that are subordinate to other classes; and (v) the complexity of the structure of the security may produce disputes with the issuer or unexpected investment results.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject. Holders of sovereign debt may be requested to participate in the rescheduling of

92

such debt and to extend further loans to governmental entities. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, the Portfolio may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Certain swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations.

The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: IO and PO. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

TBA Securities Risk. The Underlying Portfolio may buy or sell TBA securities, particularly in the case of agency MBS, for which there is an extremely active, liquid market. TBA are forward-settling trades where the underlying pools of mortgage loans are not known at the time of the original transaction but that meet specified terms and are announced just before settlement based on a “cheapest-to-deliver” algorithm. These transactions are essentially futures transactions, involve when-issued securities, and can be short sales. Therefore, they involve all the risks associated with those instruments and transactions, described herein.

Counterparty Risk. Individually negotiated or OTC derivative instruments in which the Portfolio may invest, such as OTC swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. The Manager and Sub-Advisers attempt to mitigate this risk by not entering into transactions with any counterparty that the Manager or Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Special Risks of Inverse Floaters. Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of over-the-counter derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Underlying Portfolio, and thus the Portfolio. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Underlying Portfolio, and thus the Portfolio. Inverse floaters can increase the Underlying Portfolio’s, and thus the Portfolio’s, risk exposure to underlying references and their attendant risks, such as credit risk, market risk, currency/exchange rate risk and interest rate risk, while also exposing the Underlying Portfolio, and thus the Portfolio, to counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

93

James Alpha Momentum Portfolio

Principal Investment Strategies of the James Alpha Momentum Portfolio

This Portfolio is a “fund of funds.” Under normal market conditions, the Portfolio invests in a group of ETFs and/or money market funds. The underlying ETFs generally invest in fixed income securities, equity securities, convertible securities, REITs, and commodities. REITs may offer investors greater liquidity and diversification than direct ownership of properties.

The Sub-Adviser’s screening process begins with a review of the strongest recent “risk-off” investments relative to other “risk-off” investments. The Sub-Adviser determines if a cash position or U.S. Treasury ETF is most favorable based on the Sub-Adviser’s screening model. The Sub-Adviser then compares the strongest “risk-off” investment to ETFs that hold equity securities, REITs and commodities. In order to buy a “risk-on” investment, that “risk-on” investment must be showing recent relative strength versus the strongest “risk-off” instrument based on the Sub-Adviser’s proprietary screening model at set intervals during the month. The Sub-Adviser sells “risk-on” investments when the strongest “risk-off” ETF is showing greater recent relative strength versus the subject “risk-on” investment based on the Sub-Adviser’s screening model at set intervals during the month.

Examples of the ETFs that the Portfolio may hold include ETFs that hold domestic equities; foreign securities; depositary receipts, including ADRs, GDRs, and EDRs; emerging markets; commodities; fixed income securities; sovereign debt; convertible securities; and REITs. The Portfolio’s investment strategy may cause it to purchase ETFs that have growth- or value-style investing, and the Portfolio may invest in ETFs that hold small- and medium-sized companies. There are no limits on the amount of the Portfolio’s assets that may be invested in ETFs and/or cash investments at any one time. Additionally, the Portfolio may be fully invested, partially invested or fully in cash or cash equivalents at any time. The Portfolio may engage in short-term trading.

General Investment Policies of the Portfolio

Temporary or Cash Investments. Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Commodity Exchange Act (“CEA”) Exclusion. The Manager, with respect to the Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, and therefore is not subject to registration or regulation as a commodity pool operator. In addition, with respect to the Portfolio, the Manager is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.

Change in Investment Objectives and Strategies. The Portfolio’s investment objectives and strategies are non-fundamental (unless otherwise indicated) and may be changed without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Momentum Portfolio

This section provides additional information relating to the Portfolio’s investment objective, strategies and risks. As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolio.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions. Securities in the Portfolio’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of

94

other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Non-Diversification Risk. The Portfolio is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Portfolio’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Portfolio more than would occur in a diversified fund.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Foreign Securities Risk. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which a fund invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a fund’s ability to purchase or sell foreign securities or transfer a fund’s assets back into the U.S., or otherwise adversely affect the fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of a fund’s trades effected in those markets.

95

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

The Portfolio may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Sovereign Debt Risk. The Portfolio may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Emerging Market Securities Risk. Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Certain investments may take more than seven days to settle. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market.

Credit Risk. The issuers of fixed income instruments in which the Portfolio invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results.

Value Style Investing Risk. Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions the Portfolio’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

96

Real Estate Securities Risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which a fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If a fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.

Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The underlying ETF investments in REITs may include an additional risk to Portfolio shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the fund’s basis in such REIT, the fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain. To the extent the Portfolio receives REIT distributions that represent mortgage interest or rent, the Portfolio’s distributions may be taxable as ordinary income to investors of the Portfolio.

A shareholder, by investing in REITs and foreign real estate companies indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Risk of Investing in Other Investment Companies. The Portfolio may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio invests in other investment companies, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Portfolio may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Portfolio may invest in other investment companies that invest in a manner consistent with the Portfolio’s investment objectives and strategies, including the use of ETFs. The Portfolio may gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes.

Investments by the Portfolio in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Portfolio to satisfy certain asset diversification and qualifying income tests for qualification as a regulated investment company. Failure to satisfy either test would jeopardize the Portfolio’s status as a regulated investment company, which could result in material adverse consequences to the Portfolio.

97

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Commodities Risk.  The Portfolio may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities.  The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.  Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments.  The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.  Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio to leveraged market exposure for commodities.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Special Risks of Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Further, exchanges can limit the number of positions that can be held or controlled by the Portfolio or the Manager, thus limiting the ability to implement the Portfolio’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Cash and Cash Equivalents Risk. To the extent the Portfolio holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Portfolio risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Portfolio’s benchmark or other funds that remain fully invested.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Certain derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

98

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

James Alpha Advisors, LLC, a registered investment adviser located at 515 Madison Avenue, New York, New York 10022, serves as the manager (the “Manager” or “James Alpha”) and investment adviser to the James Alpha Macro Portfolio. The James Alpha Global Real Estate Investments Portfolio, James Alpha Hedged High Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, James Alpha Hedged High Income Portfolio, and James Alpha Momentum Portfolio are managed by James Alpha and advised by investment advisers.

As of September 30, 2019, James Alpha managed approximately $1.11 billion in assets.

The U.S. Securities and Exchange Commission (“SEC”) has granted exemptive relief (the “Order”) to permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. This means that the Manager can reduce a sub-advisory fee and retain a larger percentage of the management fee or increase a sub-advisory fee and retain a smaller percentage of the management fee. Pursuant to the Order, the Manager is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates the sub-adviser out of its management fee. Under the manager of managers structure, the Manager will have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing a Portfolio’s sub-advisers, if any, and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by a Portfolio to be increased or change the Manager’s obligations under an investment advisory agreement, including the Manager’s responsibility to monitor and oversee sub-advisory services furnished to a Portfolio, without shareholder approval.

The following sets forth certain information about each of the Portfolios:

James Alpha Global Real Estate Investments Portfolio

The Board of Trustees of the Trust (the “Board”) unanimously approved an Assignment and Assumption Agreement to the Investment Management Agreement between the Trust, on behalf of the Portfolio, and the Portfolio’s former manager, Ascent Investment Advisors, LLC (“Ascent”), (the “Management Agreement”), to cause an assignment of the Management Agreement from Ascent to James Alpha that was effective on August 3, 2017. Under the Management Agreement, the Portfolio compensates James Alpha for its management services at the annual rate of 0.90% of the average daily net assets of the Portfolio.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Manager also maintains related records for the Portfolio.

Portfolio Expenses. Each Portfolio is responsible for its own operating expenses. Pursuant to the Portfolio’s operating expense limitation agreement, the Manager has agreed to waive all or a portion of its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses, as applicable) do not exceed 0.99% of the Portfolio’s average net assets (the “Expense Cap”) for Class S shares. The term of the Expense Limitation Agreement for the Portfolio extends through December 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Management Agreement is included in the Portfolio’s Annual Report to Shareholders dated August 31, 2019.

99

The Sub-Adviser

The Board unanimously approved an Assignment and Assumption Agreement to the Investment Sub-Advisory Agreement between Ascent and Ranger Global Real Estate Advisors, LLC (the “Investment Sub-Advisory Agreement”) to cause an assignment of the Investment Sub-Advisory Agreement from Ascent to James Alpha that was effective on August 3, 2017. Pursuant to the Investment Sub-Advisory Agreement, Ranger manages the Portfolio’s assets, the Manager compensates Ranger out of the investment advisory fees it receives from the Portfolio. The Manager oversees Ranger for compliance with the Portfolio’s investment objective, policies, strategies and restrictions, and monitors Ranger’s adherence to its investment style. The Board of Trustees supervises the Manager and Ranger, establishes policies that Ranger must follow in its management activities, and oversees the hiring and termination of any sub-adviser recommended by the Manager.

Ranger is located at 415 Madison Avenue, 14th floor, New York, New York 10017. As of September 30, 2019, Ranger had approximately $1,027 million in assets under management.

James Alpha Hedged High Income Portfolio

Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 1.70% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objectives and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisers. The Manager also maintains related records for the Portfolio.

The Manager may invest the Portfolio’s assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolio’s assets pending allocation to a Sub-Adviser, to hedge the Portfolio against exposure created by a Sub-Adviser, or to modify the Portfolio’s exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a Sub-Adviser.

Portfolio Expenses. Each Portfolio is responsible for its own operating expenses. Pursuant to the Portfolio’s operating expense limitation agreement, the Manager has agreed to waive all or a portion of its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses, as applicable) do not exceed 1.39% of the Portfolio’s average net assets (the “Expense Cap”) for Class S shares. The term of the Expense Limitation Agreement for the Portfolio extends through December 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’most recent approval of the Management Agreement and the Sub-Advisory Agreements with Amundi Pioneer, Concise, and Coherence is included in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2019.

The Sub-Advisers

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with each Sub-Adviser, and the Manager compensates the Sub-Advisers out of the investment advisory fees it receives from the Portfolio. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the Sub-Advisers for compliance with the Portfolio’s investment objectives, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Manager and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Manager.

Not all of the Sub-Advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. To the extent that a Sub-Adviser is not actively managing assets for the Portfolio, the Portfolio may not be employing the investment style utilized by that Sub-Adviser to achieve its investment objectives. Subject to the oversight of the Board of Trustees, the Manager may allocate Portfolio assets away from a Sub-Adviser. Situations in which the Manager may make such a determination include the level of assets in the Portfolio, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

Concise is located at 1111 Brickell Avenue, Suite 1525, Miami, FL 33131, and is a registered investment adviser. Concise, founded in 2004, specializes in short duration, under-followed high yield bonds and provides investment advisory services to high net worth individuals, families, private investment funds and other institutions, including corporate pension and profit-sharing plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, mutual funds, and trust programs. Concise had assets under management of approximately $334 million as of September 30, 2019.

100

Amundi Pioneer is located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701, and is a registered investment adviser. Amundi Pioneer currently manages assets for an international client base including corporate and public pension funds, insurance companies, endowments, foundations, Taft-Hartley funds, central and supranational banks, and funds of funds. As of September 30, 2019, Amundi Pioneer had approximately $84.8 billion in assets under management.

Coherence, a registered investment adviser, is a global fixed income focused alternative investment firm founded in January 2012. Coherence is located at 515 Madison Avenue, 24th Floor, New York, New York 10014. As of September 30, 2019, Coherence had assets under management of approximately $183 million.

James Alpha Macro Portfolio

Under the Investment Management Agreement between the Trust, on behalf of the Portfolio and the Manager (“Management Agreement”), the Portfolio compensates the Manager for its management services at the annual rate of 1.10% of the Portfolio’s average daily net assets, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee, as described below.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies and making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Manager also maintains related records for the Portfolio.

As with the Portfolio, the Manager is responsible for the selection of the Subsidiary’s investments pursuant to a separate investment advisory agreement between the Subsidiary and the Manager that was approved by the Board. Under this advisory agreement, the Manager provides the Subsidiary the same type of investment advisory services, under the substantially the same terms, as are provided to the Portfolio. The Subsidiary will pay the Manager a fee at an annual rate of 1.10% of the Subsidiary’s average daily net assets. Although the Portfolio indirectly bears this expense as a result of the Portfolio’s ownership of the Subsidiary, the Manager has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary. In addition, the Manager has agreed to waive the management fee payable by the Subsidiary on assets in Class S. The Subsidiary, and indirectly the Portfolio, will also bear fees in connection with the custody, transfer agency, audit and legal services that the Subsidiary receives.

Portfolio Expenses. Each Portfolio is responsible for its own operating expenses. Pursuant to the Portfolio’s operating expense limitation agreement, the Manager has agreed to waive all or a portion of its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses, as applicable) do not exceed 0.94% of the Portfolio’s average net assets (the “Expense Cap”) for Class S shares. The term of the Expense Limitation Agreement for the Portfolio extends through December 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ most recent investment advisory contract approvals is available in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2019.

James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio

Under separate Management Agreements, each Portfolio compensates the Manager for its management services at the annual rate of 1.20% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing each Portfolio in accordance with its investment objective and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Manager also maintains related records for each Portfolio.

The Manager may invest the Portfolios’ assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolios’ assets pending allocation to a sub-adviser, to hedge the Portfolios against exposure created by a sub-adviser, or to modify the Portfolios’ exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a sub-adviser.

Portfolio Expenses. Each Portfolio is responsible for its own operating expenses. Pursuant to the Portfolios’ operating expense limitation agreements, the Manager has agreed to waive all or a portion of its management fees and/or pay expenses of each Portfolio to ensure that the total amount of each Portfolio’s operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses, as applicable) do not exceed 1.34% of the each Portfolio’s average net assets (the “Expense Caps”) for Class S shares. The term of the Expense Limitation Agreements

101

for the Portfolios extends through December 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the applicable Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Portfolio’s expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolios must pay their current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The operating expense limitation agreements can be terminated during their term only by, or with the consent of, the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements and the Sub-Advisory Agreements is included in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2019.

The Sub-Adviser

The Manager, on behalf of each Portfolio, has entered into sub-advisory agreements with EAB to manage the Portfolios’ assets using its hedged equity strategy, and the Manager compensates EAB out of the investment advisory fees it receives from the Portfolios.

EAB makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager.

The Manager oversees EAB for compliance with the Portfolios’ investment objective, policies, strategies and restrictions, and monitors EAB’s adherence to its investment style. The Board of Trustees supervises the Manager and EAB, establishes policies that EAB must follow in its management activities, and oversees the hiring and termination of any sub-adviser recommended by the Manager.

EAB Investment Group, LLC

EAB is located at 103 Carnegie Center, Suite 300, Princeton, New Jersey 08540. EAB’s hedged equity strategy is designed to try to meet the needs of investors looking to improve the profile of their portfolio on a risk adjusted basis. As of September 30, 2019, EAB had approximately $82.5 million in assets under management. In addition to the EAB Portfolio Managers, EAB’s management team includes James C. Riggio. Mr. Riggio is the Chief Operations Officer at EAB. Prior to joining EAB, Mr. Riggio was the Founder and Chief Executive Officer of Highland Financial Group, a portfolio management company and consultancy that focused on options based risk management. Previously, Mr. Riggio was also a Partner at PricewaterhouseCoopers, a Vice President and General Manager at Unisys and a Client Executive at IBM.

James Alpha Multi Strategy Alternative Income Portfolio

Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 2.00% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisers. The Manager also maintains related records for the Portfolio.

The Manager may invest the Portfolio’s assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolio’s assets pending allocation to a Sub-Adviser, to hedge the Portfolio against exposure created by a Sub-Adviser, or to modify the Portfolio’s exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a Sub-Adviser.

Portfolio Expenses. Each Portfolio is responsible for its own operating expenses. Pursuant to the Portfolio’s operating expense limitation agreement, the Manager has agreed to waive all or a portion of its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses, as applicable) do not exceed 1.49% of the Portfolio’s average net assets (the “Expense Cap”) for Class S shares. The term of the Expense Limitation Agreement for the Portfolio extends through December 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreements is included in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2019.

102

The Sub-Advisers

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with each Sub-Adviser, and the Manager compensates the Sub-Advisers out of the investment advisory fees it receives from the Portfolio. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the Sub-Advisers for compliance with the Portfolio’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Manager and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Manager.

Not all of the Sub-Advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. To the extent that a Sub-Adviser is not actively managing assets for the Portfolio, the Portfolio may not be employing the investment style utilized by that Sub-Adviser to achieve its investment objective. Subject to the oversight of the Board of Trustees, the Manager may allocate Portfolio assets away from a Sub-Adviser. Situations in which the Manager may make such a determination include the level of assets in the Portfolio, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

Ranger Global Real Estate Advisors, LLC

The Manager has entered into a sub-advisory agreement with Ranger to manage the real estate-related strategies portion of the Portfolio’s assets. Ranger is located at 415 Madison Avenue, 14th floor, New York, New York 10017. Ranger, a registered investment adviser focused on real estate-related securities, had approximately $1,0271 million in assets under management as of September 30, 2019. For its sub-advisory services to the Portfolio, Ranger receives from the Manager compensation based on the portion of the Portfolio’s assets for which it acts as sub-adviser.

Bullseye Asset Management LLC

The Manager has entered into a sub-advisory agreement with Bullseye to manage certain assets in the equity strategies portion of the Portfolio’s assets. Bullseye is located at 8055 East Tufts Avenue, Suite 720, Denver, Colorado 80237. Bullseye is focused on investing in small cap equities. As of September 30, 2019, Bullseye managed approximately $90.2 million in assets.

Kellner Private Fund Management, LP

The Manager has entered into a sub-advisory agreement with Kellner to manage the merger arbitrage strategies portion of the Portfolio’s assets. Kellner is located at 900 Third Avenue, New York, New York 10022. As of September 30, 2019, Kellner managed approximately $365 million in assets.

Coherence Capital Partners LLC

The Manager has entered into a sub-advisory agreement with Coherence to manage a portion of the Portfolio’s assets using a risk-adjusted long/short debt strategy. Coherence, a registered investment adviser, is a global fixed income focused alternative investment firm founded in January 2012, and is located at 515 Madison Avenue, 24th Floor, New York, New York 10014. As of September 30, 2019, Coherence had assets under management of approximately $183 million.

James Alpha Momentum Portfolio

Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 0.99% of the Portfolio’s average daily net assets up to $200 million and 0.90% of the Portfolio’s average daily net assets in excess of $200 million, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objectives and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Manager also maintains related records for the Portfolio.

Portfolio Expenses. Each Portfolio is responsible for its own operating expenses. Pursuant to the Portfolio’s operating expense limitation agreement, the Manager has agreed to waive all or a portion of its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses, as applicable) do not exceed 1.04% of the Portfolio’s average net assets (the “Expense Cap”) for Class S shares. The term of the Expense Limitation Agreement for the Portfolio extends through December 31, 2021, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreement is included in the Portfolio’s Annual Report to Shareholders dated August 31, 2018.

103

The Sub-Adviser

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with NWM, and the Manager compensates the NWM out of the investment advisory fees it receives from the Portfolio. NWM makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees NWM for compliance with the Portfolio’s investment objectives, policies, strategies and restrictions, and monitors NWM’s adherence to its investment style. The Board of Trustees supervises the Manager and NWM, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Manager.

NWM Fund Group, LLC

NWM is a registered investment adviser located at 1836 Second Street, Napa, California 94559. As of September 30, 2019 NWM had regulatory assets under management totaling approximately $135.6 million.

PORTFOLIO MANAGERS

Kevin R. Greene, James S. Vitalie, Michael J. Montague and Akos Beleznay, PhD are responsible for the day-to-day management of the James Alpha Macro Portfolio.

Kevin R. Greene, James S. Vitalie, Michael J. Montague, Akos Beleznay, PhD, Glenn Koach, Tom Krasner, Jon Duensing, Sal Naro, Vincent Mistretta and Michael Cannon are responsible for the day-to-day management of the James Alpha Hedged High Income Portfolio.

Kevin R. Greene, James S. Vitalie, Michael J. Montague and Akos Beleznay, PhD, are responsible for the day-to-day management of the segment of the James Alpha Managed Risk Domestic Equity Portfolio’s and James Alpha Managed Risk Emerging Markets Equity Portfolio’s respective portfolio managed by the Manager, as well as for oversight of each Portfolio’s portfolio managed by EAB. Edward Boll, William Visconto, and James Ryan are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolios’ assets managed by EAB.

Andrew J. Duffy, CFA is responsible for the day-to-day management of the James Alpha Global Real Estate Investments Portfolio.

Kevin R. Greene, James S. Vitalie, Michael J. Montague and Akos Beleznay, PhD are responsible for the day-to-day management of the segment of the James Alpha Multi Strategy Alternative Income Portfolio’s portfolio managed by the Manager, as well as for oversight of the Portfolio’s portfolio managed by the Sub-Advisers.

Andrew J. Duffy, CFA is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Ranger. William H. Bales and Jakob V. Holm, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Bullseye. Christopher Pultz, Portfolio Manager, Merger Arbitrage and George Kellner, CEO & Chief Investment Officer, have primary responsibility for the day-to-day management of the segment of the Portfolio’s assets managed by Kellner. Messrs. Naro, Mistretta and Cannon are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Coherence.

Timothy L. Ayles and George P. McCuen are responsible for the day-to-day management of the James Alpha Momentum Portfolio. Akos Beleznay, PhD, Kevin R. Greene, Michael J. Montague and James S. Vitalie oversee the Portfolio’s day-to-day portfolio managers.

The following is additional information regarding the portfolio managers identified above.

Kevin R. Greene serves as a Managing Partner of the Manager, and is responsible for overseeing the day to day management of the firm. Mr. Greene is the former Chairman & CEO of Capital Resource Holdings, LLC the holding company parent of CRA RogersCasey, one of the leading pension consulting firms in the United States. Prior to CRA RogersCasey, he founded Bryant Park Capital, a privately held investment bank specializing in private equity financing and mergers and acquisitions for both private and public companies in the United States and Europe. Since 1991, Mr. Greene has served as the Chairman and CEO of KR Group, an international consulting and investment banking firm which he founded.

James S. Vitalie serves as Chief Executive Officer of the Manager and has over 20 years of experience successfully building financial services firms. Formerly the Institutional Group Head of Old Mutual Capital serving on the Executive and Product Development Committees, Mr. Vitalie was responsible for distribution and marketing of mutual funds, separate accounts and registered hedge fund of fund products. Prior to Old Mutual, Mr. Vitalie was the President of Curian Capital, an industry leading managed account platform. At Curian, Mr. Vitalie created the infrastructure of the asset management firm, developed and executed its strategic plan, and served as the Chairman of the Investment Policy Committee. Additionally, Mr. Vitalie was President of Foliofn Institutional, a financial services and technology company. As President of Century Business Services (CBZ) Retirement and Wealth Management Services division Mr. Vitalie created the strategic direction of the company, led the acquisition and integration efforts for the division and established their broker dealer and registered investment advisor. While at CBZ Mr. Vitalie was also responsible for securing the financing and launching of Allbridge Solutions as well as serving as its President and COO. Prior to CBZ, Mr. Vitalie was a partner at The Benefits Group, where he was responsible for the pension and investment services group. Lastly, Mr. Vitalie practiced corporate transactional law at Eckert, Seamans, Cherin & Mellott. Mr. Vitalie is also an officer of the Trust.

104

Michael J. Montague serves as Chief Operating Officer of the Manager and is responsible for daily operations of the Manager as well as independent risk monitoring for the Manager’s funds. Most recently Mr. Montague worked as a Portfolio Manager for a global macro fund primarily responsible for commodity research and trading. Mr. Montague previously served as a Portfolio Manager for Chapin Hill Advisors, Inc., overseeing asset allocation, trading, and investment activity. Prior to Chapin Hill Advisors, Mr. Montague served as a Portfolio Manager for the Cayuga MBA Fund LLC, a long/short equity hedge fund. He began his career with Schlumberger where he spent six years working as a Senior Geophysicist in Schlumberger’s Oilfield Services division.

Akos Beleznay, PhD serves as Chief Investment Officer of the Manager and is responsible for managing research and asset allocation for the Manager. Prior to joining the Manager, Dr. Beleznay was the Chief Investment Officer at Riverside, the asset management arm of HFR (Hedge Fund Research, Inc.) managing over one billion dollars of fund of hedge fund products. Before Riverside, Dr. Beleznay served as the Chief Investment Officer at Commerce Asset Management and CSG Asset Management with responsibility for managing funds of hedge funds and a hedge fund index replication product. Dr. Beleznay also served as the Director of Consulting Research for Equitas Capital Advisors, LLC from 2002 to 2010 and the Chief Investment Officer of Equitas Evergreen Fund LP, a fund of hedge funds with $300 million in assets, from 2003 to 2010. Dr. Beleznay has a PhD degree in Physics from Eotvos Lorand University, Hungary and an MBA from Tulane University.

Andrew J. Duffy, CFA, is the President and Chief Investment Officer of Ranger and senior portfolio manager of the Portfolio since its inception. Mr. Duffy has over 27 years of global real estate securities experience in the private and public markets. From January 2008 through February 2009, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities. From February 2006 until December 2007, he was with Hunter Global Investors, L.P where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund. From 1999 to 2006, he was a Portfolio Manager at TIAA-CREF, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, open-end mutual funds and the firm’s proprietary general account. Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy. His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.

Prior to his career in investments, Mr. Duffy served for five years as an officer in the United States Army, where his assignments included serving as a detachment commander in the 7th Special Forces Group and as company executive officer and platoon leader in the 82nd Airborne Division. Mr. Duffy received a B.S. in electrical engineering from the United States Military Academy at West Point in 1979 as a Distinguished Graduate (top 5% of class) and an M.B.A. from Harvard Business School in 1986. He earned the Chartered Financial Analyst designation in 1997.

Glenn Koach co-founded Concise in 2004 and currently serves as President and Portfolio Manager. Mr. Koach has over 30 years of experience in managing short-term, high-yield funds. Prior to founding Concise, Mr. Koach co-founded Riverside Capital Advisers in 1984, a boutique institutional investment management firm specializing in short-term, high-yield securities, which grew to over $400 million under management.

As a corporate board director, Mr. Koach has guided several companies through difficult fianancial situtations including turn-arounds, workouts and bankruptcies. In addition, Mr. Koach is an experienced corporate executive, having held key positions with both public and private companies, including CEO of Group Long Distance, Inc. (GLD). Mr. Koach began his careeer at Peat, Marwick, Mitchell & Co. and was a CPA. Mr. Koach holds a Bachelor of Economics with a degree in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Tom Krasner co-founded Concise in 2004 and currently serves as Principal and Portfolio Manager. Mr. Krasner has spent over 25 years in fixed income, distressed debt and high yield bonds. He has extensive experience in corporate restructurings, credit analysis, portfolio management, and workouts. Prior to co-founding Concise with Mr. Koach, Mr. Krasner was Executive VP at Harch Capital Management, responsible for restructuring high yield bonds and bank loans. Previously, Mr. Krasner was a Principal and Portfolio Manager at Riverside Capital Advisers, co-managing the short-term high yield portfolio with Mr. Koach. Mr. Krasner began his career at Alden Asset Management, a $4 billion life insurance company, where he ran a $250 million private placement portfolio. Mr. Krasner holds a B.A. in Economics, English and Mathematical Sciences and M.A. in Economics from Rice University. From 1996 to 1998 he was President of the CFA Society Miami. He has served on boards of different companies.

Jon Duensing, Director of Investment Grade Corporates, joined Amundi Pioneer in 1996 and currentlyleads a team of investment professionals who are responsible for managing high-grade and crossover corporate credit exposure across all fixed income portfolios at Amundi Pioneer. He is responsible for managing stand-alone high-grade credit, multi-sector credit, and cross-over fixed income strategies.

Sal Naro is Managing Member, Chief Executive Officer, and Chief Investment Officer of Coherence, which he founded in January 2012. Prior to forming Coherence, Mr. Naro was the Vice Chairman of Jefferson National Financial Corp. and Chief Executive Officer at Jefferson National Asset Management.

Vincent Mistretta is the President and Co-Senior Portfolio Manager, Chairman of Offshore Board of Coherence, which he joined in January 2012. Prior to joining Coherence, Mr. Mistretta was a Senior Portfolio Manager at Jefferson National Asset Management.

Michael Cannon is Senior Portfolio Manager at Coherence, which he joined in January 2014. Prior to joining Coherence, Mr. Cannon was with UBS Investment Bank for 16 years, most recently as Managing Director and Co-Head of Investment Grade Credit Trading.

105

Edward Boll is the Founder, Chief Executive Officer, and Director of Portfolio Management of EAB, prior to which he was the co-Founder of DC Trading Partners, LLC; a senior portfolio manager at Goldman Sachs SLK Hull Derivatives Group; and Founder of TFM Investment Group, New York Division.

William Visconto is the Founder, President and Director of Risk Management at EAB. Previously, Mr. Visconto was Head Volatility Trader at McGowan Investors LLC; co-Founder of Volare Capital; and Head of Portfolio Management and Trading Floor Operations for PFTC Advisors and PFTC Trading.

James Ryan is the Director of Strategy Development at EAB. Previously, Mr. Ryan co-founded RB Derivatives LP, a quantitative equity trading firm. In 1990, Mr. Ryan co-founded Heard Trading, LLC. Heard Trading, LLC specialized in proprietary option trading and ETF arbitrage.

William H. Bales serves as Portfolio Manager and Member of Bullseye and has 20 years experience investing in small cap equities. Prior to joining Bullseye, Mr. Bales served as the Portfolio Manager at Janus Capital Management responsible for the Janus Venture Fund and separately managed portfolios in the Small Cap Growth discipline.

Jacob V. Holm serves as Portfolio Manager, Member, and Chief Compliance Officer of Bullseye and has 16 years of investment experience. Prior to joining Bullseye, Mr. Holm served as the Portfolio Manager at Janus Capital Management responsible for the Janus Adviser Small Company Value Fund, Janus Aspen Small Company Value Fund and separately managed portfolios in the Small Company Value discipline.

Christopher Pultz joined Kellner in 1999 and leads the Firm’s merger arbitrage investing activities. In addition, Mr. Pultz is a member of the firm’s management committee where he provides broad input on strategic matters. Mr. Pultz began his career at Neuberger Berman LLC where he was a government bond trader and also provided allocation recommendations to that firm’s internal investment management teams. Mr. Pultz holds a B.S. in finance from Fairfield University and an M.B.A from Fordham University Graduate School of Business. Mr. Pultz is a member of the Firm’s multi-strategy fund investment committee.

George Kellner has been in the hedge fund business for over 30 years and founded Kellner DiLeo & Co., LP (the predecessor entity to Kellner) in 1981. Prior to Kellner, Mr. Kellner was a Senior Vice President and founded the arbitrage department of Donaldson, Lufkin & Jenrette. Before commencing his arbitrage career, Mr. Kellner was a Vice President and House Counsel of the Madison Fund where he had broad responsibilities as a financial analyst and portfolio manager. Mr. Kellner began his professional career as a securities lawyer at the Wall Street law firm of Carter, Ledyard and Milburn and holds a B.A. from Trinity College, a J.D. from Columbia Law School and an M.B.A. from New York University’s Leonard Stern Graduate School of Business. He is a Chartered Financial Analyst and a former Adjunct Assistant Professor of Finance at New York University. Mr. Kellner is a member of the Firm’s multi-strategy fund investment committee.

Timothy L. Ayles serves as a Portfolio Manager and Principal at NWM. Mr. Ayles has served as Chief Investment Officer of NWM. Mr. Ayles attended Biola University.

George P. McCuen serves as a Portfolio Manager and Principal of the Sub-Adviser. Mr. McCuen has been in the investment business since 1987 and is the president of NWM, which he founded in 1997. Mr. McCuen earned his BA in Management from Sonoma State University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios.

Supervision

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Portfolios in a supervision capacity with responsibility to monitor the performance of the Portfolios’ outside service providers (other than sub-advisers, if any, which are monitored by each Portfolio’s Manager), assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. As of September 30, 2019, SCM had approximately $1.27 billion in assets under management. Pursuant to the supervision agreement with the Portfolios, the Portfolios pay SCM an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account. Shares of Class S are offered exclusively to participants in investment programs offered by investment advisers and broker-dealers that are affiliates of the Manager that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance.

Administration

The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130, serves as the Trust’s Transfer Agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust’s required financial records.

106

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of a Portfolio called “net asset value” or “NAV” is based on the value of a Portfolio’s investments.

The NAV per share of a Portfolio is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) (“Valuation Time”) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, a Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may us alternative market prices provided by a pricing service. In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that a Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value every business day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies as the Portfolio.

Each Portfolio’s current NAV per share is made available on the Portfolio’s website at www.saratogacap.com.

PURCHASE OF SHARES

Shares of Class S are available for purchase exclusively by investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations based on such entity’s client’s investment objectives and risk tolerance.

Investors purchasing shares through these investment programs will bear different fees for different levels of services as agreed upon with the investment advisers and broker-dealers offering the programs.

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolios’ distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by a Portfolio in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by a Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. A Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate address noted below. Make all checks payable to a Portfolio. A Portfolio will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemption of shares of the Portfolio purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Not all share classes may be available in all states.

107

Note: Gemini Fund Services, LLC, the Portfolios’ Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the Transfer Agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. A Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. There is no minimum investment for Class S shares. The Trust reserves the right at any time to vary initial and subsequent investment minimums.

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Manager may from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, a Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CHOOSING A SHARE CLASS

Description of Classes. Each Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares. Each Portfolio has four classes of shares – Class I shares, Class A shares, Class C shares and Class S shares. Only Class S shares are offered in this Prospectus. Class I shares, Class A shares and Class C shares are offered through a separate Prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices.

Class S shares are no-load shares that do not require that you pay a sales charge. Class S shares do not charge an annual Rule 12b-1 distribution or servicing fee. If you purchase Class S shares of the Portfolio you will pay the NAV next determined after your order is received.

108

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of a Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before a Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem a Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in good order prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

109

Written Redemption Requests. To redeem shares by mail, send a written redemption request in good order to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17645 Wright Street, Suite 200 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good order at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests are subject to the provisions described above in the opening paragraph in this section.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order”, as described below, will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via US Postal Service 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

  The request should be in writing indicating the number of shares or dollar amount to be redeemed;
  The request must identify your account number;
  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
  If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

110

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by a Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

INVOLUNTARY REDEMPTIONS. If a Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

An exchange of shares is generally treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. A Portfolio intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you. A Portfolio declares and pays dividends from net investment income, if any, annually. The James Alpha Global Real Estate Investments Portfolio declares and pays dividends from net investment income, if any, quarterly. Distributions of net realized long-term and short-term capital gains, if any, earned by a Portfolio will be made annually. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio, or should the Board of Trustees deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution.

Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November, or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. A Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information or, with respect to James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Emerging Markets Equity Portfolio, adjust the cost basis of any covered shares (defined below).

111

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in a Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares. A Portfolio’s investment techniques, including use of covered call options, short-sales, short-term trading strategies, derivatives and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. With respect to James Alpha Global Real Estate Investments Portfolio and James Alpha Multi Strategy Alternative Income Portfolio, dividends paid to shareholders from the Portfolio’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the James Alpha Hedged High Income Portfolio’s investment strategies, it is not expected that a significant portion of the Portfolio’s dividends will be eligible to be taxed at the same rate as long-term capital gains (in the case of shareholders that are individuals) or for the corporate dividends received deduction (in the case of shareholders that are corporations).

With respect to the James Alpha Global Real Estate Investments Portfolio, because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

With respect to the James Alpha Multi Strategy Alternative Income Portfolio, a portion of the Portfolio’s distributions is expected to be treated as a return of capital for tax purposes. For example, because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Additionally, cash distributions made by the MLPs in which the Portfolio invests are expected to exceed the Portfolio’s allocable share of the income of such MLPs on a current basis as a result of depreciation and other deductions applicable to such MLPs. This can result in a portion of distributions paid by the Portfolio derived from such MLP investments being treated as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The IRS has recently issued proposed regulations permitting a regulated investment company (such as the Portfolios) to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

112

COST BASIS. A Portfolio (or its administrative agents) is required to report to the IRS and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, a Portfolio will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

INVESTMENT IN COMMODITIES. The James Alpha Macro Portfolio must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The IRS recently issued final regulations that would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion (the “Subpart F Distribution Rule”) or (B) such inclusion is derived with respect to the Portfolio’s business of investing in stock, securities, or currencies. The Portfolio intends to treat the income it derives from the Subsidiary as qualifying income. However, the Portfolio has not received a private letter ruling, and the Portfolio is not able to rely on private letter rulings issued to other taxpayers. If, contrary to a number of private letter rulings issued by the IRS to third-parties, the IRS were to determine such income is nonqualifying, the Portfolio might fail to satisfy the income requirement. Additionally, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the asset diversification requirement. By investing in the Subsidiary to gain exposure to commodities, the Portfolio may realize more ordinary income than if the Portfolio were to invest directly in the reference commodities.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations).

In such a case shareholders would also need to include such foreign taxes in income. The James Alpha Global Real Estate Investments Portfolio and James Alpha Multi Strategy Alternative Income Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Portfolio realizes excess inclusion income in excess of certain threshold amounts.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio (and, under certain circumstances, at the rate of 21% on certain capital gain dividends), as discussed in more detail in the Statement of Additional Information.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

ADDITIONAL INFORMATION

The Manager, SCM and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of a Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of a Portfolio’s shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of a Portfolio over other investment options. Any such payments will not change the NAV of the price of a Portfolio’s shares.

In addition, a Portfolio or the Distributor also may make payments to financial intermediaries for certain administrative services, including record keeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with a Portfolio and/or its agents. The fees payable by a Portfolio under this category of services are subject to certain limitations approved by the Board of Trustees and, to the extent paid, will increase expenses of the Portfolio. These expenses are not separately identified in the fee table under the section titled “Portfolio Summary — Fees and Expenses of the Portfolio” for each Portfolio in this Prospectus but are included within “Other Expenses” in the fee table.

113

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolios’ financial performance for the fiscal year ended August 31, 2019 and for the period August 17, 2017 (inception of the Portfolios’ Class S shares) through the fiscal year ended August 31, 2018.

The information presented in the tables below has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose reports, along with the Portfolio’s financial statements are included in the Portfolio’s annual reports, which are available upon request. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Real Estate Investments Portfolio - Class S Shares

			For the Period
	Year Ended	Year Ended	August 17, 2017(1)
	August 31, 2019	August 31, 2018	to August 31, 2017
Net Asset Value, Beginning of Year/Period	$19.35	$19.46	$19.30
Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.22	0.42	(0.36)
Net realized and unrealized gain	0.69	1.32	0.52
Total from investment operations	0.91	1.74	0.16
Dividends and Distributions:
Dividends from net investment income	(0.69)	(0.74)	—
Distributions from realized gains	(1.02)	(1.11)	—
Total dividends and distributions	(1.71)	(1.85)	—
Redemption Fees	—	— **	—	**
Net Asset Value, End of Year/Period	$18.55	$19.35	$19.46
Total Return*	5.44%	9.54%	0.83%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$12,238	$21,284	$285
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(3)	1.33%	1.37%	1.68	%(5)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(4)	0.88%	0.90%	1.19	%(5)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.20%	2.23%	1.79	%(5)
Portfolio Turnover Rate	172%	204%	141	%(6)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
	1.33%	1.37%	1.68	%(6)
(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
	0.88%	0.90%	1.19	%(6)
(5)	Annualized for periods less than one year.
(6)	Not annualized.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return
**	Per share amount represents less than $0.01 per share.

114

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Hedged High Income Portfolio - Class S Shares

			For the Period
	Year Ended	Year Ended	August 17, 2017(1)
	August 31, 2019	August 31, 2018	to August 31, 2017
Net Asset Value, Beginning of Year/Period	$9.33	$9.47	$9.48
Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.41	0.46	0.01
Net realized and unrealized (loss)	(0.18)	(0.19)	(0.02)
Total from investment operations	0.23	0.27	(0.01)
Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.37)	—
Distributions from return of capital	(0.06)	(0.04)	—
Total dividends and distributions	(0.39)	(0.41)	—
Redemption Fees	—	—	—	**
Net Asset Value, End of Year/Period	$9.17	$9.33	$9.47
Total Return*	2.63%	2.89%	(0.11)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$23,374	$39,016	$621
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(5,7)	2.78%	2.50%	2.70	%(3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(6,7)	1.68%	1.51%	1.99	%(3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets(7)	4.48%	4.74%	5.07	%(3)
Portfolio Turnover Rate	195%	171%	106	%(4)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Not annualized.
(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
	2.49%	2.35%	2.70	%(3)
(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
	1.39%	1.35%	1.99	%(3)
(7)	Does not include the expenses of exchange traded funds in which the Fund invests.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
**	Per share amount represents less than $0.01 per share.

115

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class S Shares (Consolidated)

			For the Period
	Year Ended	Year Ended	August 17, 2017(1)
	August 31, 2019	August 31, 2018	to August 31, 2017
Net Asset Value, Beginning of Year/Period	$9.16	$9.17	$9.05
Income (Loss) from Investment Operations:
Net investment income(2)	0.10	0.13	0.00	**
Net realized and unrealized gain (loss)	0.71	(0.14)	0.12
Total from investment operations	0.81	(0.01)	0.12
Redemption Fees	— **	— **	—	**
Net Asset Value, End of Year/Period	$9.97	$9.16	$9.17
Total Return*	8.84%	(0.11)%	1.33%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$3,550	$4,636	$109
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(3)	2.41%	2.39%	2.36	%(5)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(4)	1.20%	1.30%	1.25	%(5)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.08%	1.39%	0.36	%(5)
Portfolio Turnover Rate	133%	103%	83	%(6)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
	2.38%	2.30%	2.36	%(5)
(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
	1.17%	1.20%	1.25	%(5)
(5)	Annualized for periods less than one year.
(6)	Not annualized.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return
**	Per share amount represents less than $0.01 per share.

116

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Managed Risk Domestic Equity Portfolio - Class S Shares

			For the Period
	Year Ended	Year Ended	August 17, 2017(1)
	August 31, 2019	August 31, 2018	to August 31, 2017
Net Asset Value, Beginning of Year/Period	$10.95	$10.38	$10.30
Income from Investment Operations:
Net investment loss(2)	—	(0.01)	(0.08)
Net realized and unrealized gain	0.72	0.85	0.16
Total from investment operations	0.72	0.84	0.08
Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.27)	—
Distributions from realized gains	(0.69)	—	—
Total dividends and distributions	(1.03)	(0.27)	—
Redemption Fees	—	— **	0.00	**
Net Asset Value, End of Year/Period	$10.64	$10.95	$10.38
Total Return*	7.23%	8.21%	0.78%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$13,365	$21,023	$369
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(4,7)	1.94%	2.22%	2.96	%(3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(5,7)	1.33%	1.62%	2.21	%(3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets(7)	(0.03)%	(0.13)%	(0.37	)%(3)
Portfolio Turnover Rate	245%	84%	11	%(6)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
	1.90%	1.89%	2.74	%(3)
(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
	1.30%	1.29%	1.99	%(3)
(6)	Not annualized.
(7)	Does not include the expenses of exchange traded funds in which the Fund invests.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
**	Per share amount represents less than $0.01 per share.

117

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class S Shares

			For the Period
	Year Ended	Year Ended	August 17, 2017(1)
	August 31, 2019	August 31, 2018	to August 31, 2017
Net Asset Value, Beginning of Year/Period	$9.58	$10.22	$10.10
Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.01	(0.03)	(0.01)
Net realized and unrealized gain	0.02	0.14	0.13
Total from investment operations	0.03	0.11	0.12
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.75)	—
Distributions from realized gains	(1.10)	—	—
Total dividends and distributions	(1.14)	(0.75)	—
Redemption Fees	—	—	—	**
Net Asset Value, End of Year/Period	$8.47	$9.58	$10.22
Total Return*	0.45%+	1.02%	1.19%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,857	$2,391	$46
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(5,7)	2.78%	2.48%	2.50	%(3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(6,7)	1.77%	1.88%	2.24	%(3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets(7)	0.23%	(0.30)%	(0.96	)%(3)
Portfolio Turnover Rate	694%	335%	152	%(4)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Not annualized.
(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
	2.65%	2.33%	2.25	%(3)
(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
	1.63%	1.73%	1.99	%(3)
(7)	Does not include the expenses of exchange traded funds in which the Fund invests.
+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
**	Per share amount represents less than $0.01 per share.

118

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class S Shares

			For the Period
	Year Ended	Year Ended	August 17, 2017(1)
	August 31, 2019	August 31, 2018	to August 31, 2017
Net Asset Value, Beginning of Year/Period	$9.67	$8.87	$8.73
Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.07	0.06	(0.01)
Net realized and unrealized gain (loss)	(0.22)	1.11	0.15
Total from investment operations	(0.15)	1.17	0.14
Dividends and Distributions:
Dividends from net investment income	(0.19)	—	—
Distributions from return of capital	(0.16)	(0.37)	—
Total dividends and distributions	(0.35)	(0.37)	—
Net Asset Value, End of Year/Period	$9.17	$9.67	$8.87
Total Return*	(1.44)%	13.59%	1.60%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,511	$3,206	$89
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(4)	4.45%	4.34%	3.78	%(3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(5)	2.87%	3.08%	3.26	%(3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets(7)	0.75%	0.66%	(0.02	)%(3)
Portfolio Turnover Rate	414%	183%	118	%(6)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
	3.47%	3.34%	3.02	%(3)
(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
	1.89%	2.09%	2.50	%(3)
(6)	Not annualized.
(7)	Does not include the expenses of exchange traded funds in which the Fund invests.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

119

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Momentum Portfolio - Class S

		For the Period
	Year Ended	June 22, 2018(1)
	August 31, 2019	to August 31, 2018
Net Asset Value, Beginning of Year/Period	$10.41	$9.88
Income (Loss) from Investment Operations:
Net investment income(2)	0.19	0.03
Net realized and unrealized gain (loss)	(0.62)	0.50
Total from investment operations	(0.43)	0.53
Dividends and Distributions:
Dividends from net investment income	(0.03)	—
Distributions from realized gains	(0.29)	—
Total dividends and distributions	(0.32)	—
Redemption Fees	—	—
Net Asset Value, End of Year/Period	$9.66	$10.41
Total Return*	(4.09)%+	5.36	%(5)
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$0 ^	$—	^
Ratio of gross operating expenses to average net assets(4)	0.00%	0.00	%(3)
Ratio of net operating expenses to average net assets(4)	0.00%	0.00	%(3)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets(4)	1.94%	1.61	%(3)
Portfolio Turnover Rate	330%	334	%(5)

(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Does not include the expenses of exchange traded funds in which the Fund invests.
(5)	Not annualized.
+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
^	Net assets at end of period less than $1,000.

120

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (the “Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

121

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes — information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

•         State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.
122

CLASS S SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-800-807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-08542.